                                                                    EXHIBIT 10.1

                               FULL SERVICE LEASE

         THIS LEASE ("Lease"), dated for references purposes only is made between PS BUSINESS PARKS, L.P., a California limited partnership ("Landlord"), and Raptor Networks Technology, Inc., a California Corporation ("Tenant"), as of 5/3/04 (the "date of this Lease").

                            BASIC LEASE INFORMATION

PROJECT:             ORANGE COUNTY BUSINESS CENTER
         -----------------------------------------------------------------------

BUILDING:             1241 EAST DYER ROAD, SANTA ANA.  CA.  92705
         -----------------------------------------------------------------------

PREMISES: 11,118 RENTABLE SQUARE FEET COMMONLY KNOWN AS SUITE 150 IN BUILDING
         -----------------------------------------------------------------------
1241 EAST DYER ROAD, SANTA ANA, CA, 92705
-----------------------------------------

DESCRIPTION OF PREMISES: (the Premises as shown on EXHIBIT A-1) In addition to Tenant's rights to use and occupy the Premises as hereinafter specified, the "Building" is depicted on EXHIBIT "A-2", the "Project" is depicted on EXHIBIT "A-3" and is commonly referred to as ORANGE COUNTY BUSINESS CENTER and contains approximately 434.792 rentable square feet.

RENTABLE AREA OF PREMISES: approximately 11,118 RENTABLE SQUARE FEET (approximately 9.839 USABLE SQUARE FEET)

PERMITTED USE: LEGAL USES PER CITY CODES FOR COMPUTER SERVICES.
               -------------------------------------------------

SCHEDULED TERM COMMENCEMENT DATE:    AUGUST 1, 2004
                                  ------------------------------

TERM:    36 MONTH
      ----------------

SCHEDULED TERM EXPIRATION DATE: JULY 31, 2007
                                -------------

BASE RENT:

         (a) Initial Annual Base Rent $ 200.124.00
         (b) Initial Monthly Installment of Base Rent $ 16,677.00 ($1.50 PER RENTABLE SQUARE FOOT)
         (c) Subject to increase pursuant to Paragraph 3 as follows:
             AUGUST 1, 2005 $17,232.90 per month ($1.55 per rentable square foot)
             AUGUST 1, 2006 $17,788.80 per month ($1.60 per rentable square foot)
SECURITY DEPOSIT: $ 100,062.00, subject to the provisions of Paragraph 6.
                  -------------------------------------------------------
BASE YEAR OPERATING EXPENSES: CALENDAR YEAR 2004

TENANT'S PROPORTIONATE SHARE OF BUILDING: 7.99% OF PROJECT: 2.6%
                                          -----             ----

PARKING DENSITY: 4 spaces per 1,000 usable square feet of the Premises unreserved in common with other tenants.

BROKERS: Karen Sunday & Associates representing Tenant and Cushman & Wakefield
         ---------------------------------------------------------------------
representing Landlord
---------------------

TENANT'S SIC CODE: 7379 COMPUTER SERVICES
                   ----------------------

TENANT CONTACT:       Name: Bob van Leyen
                      Telephone Number.  (949) 330-6556
                      FAX: (949) 330-6541

ADDRESSES FOR NOTICES:     To: Tenant                         To:  Landlord
                           Raptor Networks Technology.  Inc.  PS Business Parks, L.P.
                           ---------------------------------  -----------------------
                           1241 East Over Road.  Suite 150    1231 East Dyer Road, Suite 250
                           -------------------------------    ------------------------------
                           Santa Ana, CA.  92705              Santa Ana, CA 92705
                           ---------------------              -------------------
                           Attn: Bob van Leyen                Attn: Letitia D.  Collins
                                 -------------                      -------------------
                           FAX: (949) 330-6541                FAX: 714.85-9042
                                --------------                     -----------




LANDLORD'S REMITTANCE ADDRESS: JPS Business Parks, LP., Orange County Business Center, Dept # 2520-08, Los Angeles, CA, 90084-2520

IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease Information, the following Standard Lease Provisions consisting of PARAGRAPHS 1 THROUGH 31 (the "Standard Lease Provisions") and Exhibits "A", "A-1", "A-2", "A-3", "B", "C", "D" "E" AND "F", all of which are incorporated herein by this reference (collectively, this "Lease"). In the event of any conflict between the provisions of the Basic Lease Information and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control.

THIS LEASE, WHETHER OR NOT EXECUTED BY TENANT, IS SUBJECT TO ACCEPTANCE BY LANDLORD, ACTING BY ITSELF OR BY ITS AGENT BY THE SIGNATURE ON THIS LEASE OF ITS SENIOR VICE PRESIDENT, VICE PRESIDENT, REGIONAL MANAGER OR DIRECTOR OF LEASING.

"LANDLORD:                                 "TENANT"
PS BUSINESS PARK, L.P.                     RAPTOR NETWORKS TECHNOLOGY, INC.
a California limited partnership           a California Corporation

By:          /s/ Stuart Hutchison          By: /s/ Thomas M. Wittenschlaeger   /s/ Bob van Leyen
    ------------------------------------       -------------------------------------------------
             Stuart Hutchison                  Thomas M. Wittenschlaeger       Bob van Leyen
                                               CEO                             CFO
Its:                                       Its:
     -----------------------------------        --------------------------------
              Regional Manager

Date:              5/3/04                  Date:            4/29/04
     -----------------------------------        --------------------------------


                             1 - FULL SERVICE LEASE

1.       AUTOMATIC PAYMENTS

         All payments of Base Rent and the monthly estimated payments of Tenant's Proportionate Share of Operating Expenses maybe made by automatic debit electronic payment. Tenant shall execute such documents, provide such information, and follow such procedures as are requested by Landlord from time to time to facilitate such payments. If, by reason of insufficient funds or other reason, any such payment is not fully made and received, such event shall be deemed a failure of Tenant to make the required payment. Payment shall be deemed made by Tenant on the date funds are actually received by Landlord; provided, if Tenant is then in default, Landlord shall have the right to return all or a part of any payment received within ten (10) business days of receipt, in which event the returned amount shall be deemed to have not been paid by Tenant or received by Landlord. Receipt of any funds pursuant to this Paragraph shall not constitute a waiver by Landlord of any Default by Tenant whether or not such Default is known to Landlord.

2.       LEASE OF PREMISES

         2.01 Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, upon the terms of this Lease. The Premises are leased "AS IS" except only for the improvements, if any, which are to be constructed by Landlord pursuant to Exhibit "B." Any such improvements to be constructed by Landlord pursuant to Exhibit "B" are herein referred to as "Landlord's Work." Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the Premises. The square footages set forth in this Lease are approximate and agreed. Use of the terms "rentable" and "usable" is for convenience only and represents Landlord's interpretation of such terms. Landlord will deliver the Premises to Tenant with existing plumbing, electrical, fire sprinkler, lighting, air conditioning, heating and mechanical systems located in the Premises, in good working condition.

         2.02 Landlord's Work, shall be installed by Landlord in compliance with all then applicable codes. Tenant, at its sole expense, agrees to comply with all laws, codes, ordinances and other legal requirements (including covenants and restrictions) applicable to the Premises (herein "Laws"). Tenant agrees to cause the Premises to comply with all Laws, including by making any changes to the Premises necessitated by any Tenant activity, including but not limited to changes required by any Tenant Alterations, as defined below.

         2.03 The Lease Term will be for the period specified in the Basic Lease Information, commencing on the 'Term Commencement Date' (as defined in Paragraph 7 (a) of the attached Exhibit "B") and ending on the last day of the month in which the expiration of such period occurs. If for any reason the Term Commencement Date has not occurred on or before the Scheduled Term Commencement Date as specified in the Basic Lease Information above, Landlord will not be subject to any liability nor will the validity of this Lease be affected in any manner. Rather, the Commencement of the Lease Term shall be delayed until the occurrence of the Term Commencement Date in which event the expiration date of the Lease Term shall be extended to include the same number of full calendar months for the Lease Term as set forth in the Basic Lease Information above (plus any partial first month); provided, in the event that the occurrence of the Term Commencement Date is delayed by any Tenant Delay or Force Majeure Delay as those terms are defined in Exhibit B, then the Premises shall be deemed to have been delivered and the Term Commencement Date shall occur as provided for in Paragraph 7 of Exhibit B.

         2.04 Upon expiration or termination of this Lease, Tenant agrees to return the Premises to Landlord in the same condition as received by Tenant with all removal, repair, and restoration duties of Tenant being fully performed.

         2.05 Upon request made by Landlord following the Term Commencement Date, Tenant shall execute and deliver an agreement setting forth the Term Commencement Date, the date upon which the Lease Term shall expire, and such other matters regarding the commencement of this Lease as Landlord shall request. If Tenant, with Landlord's prior written consent, occupies the Premises prior to the Term Commencement Date, Tenant's occupancy of the Premises shall be subject to all the provisions of the Lease. Early occupancy of the Premises shall not advance the expiration date of the Lease. Tenant shall pay Base Rent during the early occupancy period and all other charges shall begin to accrue on the date of such early occupancy. Notwithstanding any provisions in this Paragraph to the contrary Landlord shall grant Tenant a period of one week prior to the Scheduled Term Commencement Date to enter the Premises to complete certain work in the Premises, including without limitation installation of furniture systems, fixture and equipment, telecommunications, and computer cabling. Should Tenant begin business operations during this period, rent shall commence pursuant to Paragraph 3 of this Lease.




3.       BASE RENT

         On or before the first day of each calendar month of the Lease Term, Tenant will pay to Landlord the Base Rent for such month. Base Rent for any first partial month and for the first full calendar month of the Lease Term, together with the Security Deposit, are due and payable upon execution of this Lease. Monthly rent for any partial calendar month will be prorated. All sums payable by Tenant to Landlord hereunder shall be deemed rent. Base Rent and all other amounts required to be paid by Tenant hereunder shall be paid without deduction or offset and without prior notice or demand. All such amounts shall be paid in lawful money of the United States of America and shall be paid to Landlord at the address stated herein or to such other persons or to such other places as Landlord may designate in writing from time to time. Amounts payable hereunder shall be deemed paid when actually received by Landlord.

4.       ADDITIONAL RENT

         4.01 Unless otherwise specifically stated in this Lease, any charge payable by Tenant under this Lease other than Base Rent is called "Additional Rent." The term "rent" whenever used in this Lease means Base Rent, Additional Rent and/or any other monies payable by Tenant under the terms of this Lease.

         4.02 "Operating Expenses" as used herein shall include all costs and expenses related to the ownership, management, operation, maintenance, replacement, improvement and repair of the Premises, Building, Project and/or Property, or any part thereof, incurred by Landlord including but not limited to: (1) Property supplies, materials, labor, equipment, and tools; (2) Landlord-incurred Utility and Service Costs (as further described in Paragraph


                             2 - FULL SERVICE LEASE

4.03B below), security, janitorial, trash removal, and applicable service and maintenance agreements; (3) Property related legal, accounting, and consulting fees, costs and expenses, including but not limited to the cost of contests of Real Property Taxes; (4) Insurance Premiums for all policies deemed necessary by Landlord and/or its lenders, and all deductible amounts under such policies (as further described in Paragraph 4.03C below); (5) costs and expenses of operating, maintaining, and repairing the Property, including but not limited to all interior areas and also driving, parking, loading, and other paved or unpaved areas (including but not limited to, resurfacing and striping and any snow and ice removal Landlord elects to conduct), landscaped areas (including but not limited to, tree trimming), building exteriors (including but not limited to, painting and roof work), signs and directories, and lighting; (6) capital improvements and replacements (including but not limited to, all financing costs and interest charges); (7) compensation (including but not limited to, any payroll taxes, worker's compensation for employees, and customary employee benefits) of all persons, including independent contractors, who perform duties, or render services on behalf of, or in connection with the Property, or any part thereof, including but not limited to, Property operations, maintenance, repair, and rehabilitation; (8) Property management fees and the cost of providing space used by the Property manager; (9) Real Property Taxes (as further described in Paragraph 4.03A, below); (10) Utility and Service Costs (as further described in Paragraph 4.03E below) and (11) Insurance Premiums (as further described in Paragraph 4.03C below).

         4.03A "Real Property Taxes" shall include any fee, license fee, tax, levy, charge, or assessment (hereinafter individually and/or collectively referred to as "Tax") imposed by any authority having the direct or indirect power to tax and where such Tax is imposed against the Property, or any part thereof, or Landlord in connection with its ownership or operation of the Property, including but not limited to: (1) any Tax on rent or Tax against Landlord's business of leasing the Property; (2) any Tax by any authority for services or maintenance provided to the Property, or any part thereof, including but not limited to, fire protection, streets, sidewalks, and utilities; (3) any Tax on real estate or personal property levied with respect to the Property, or any part thereof, and any fixtures and equipment and other property used in connection with the Property; (4) any Tax based upon a reassessment of the Property due to a change in ownership or transfer of all or part of Landlord's interest in the Property; and, (5) any Tax replacing, substituting for, or in addition to any Tax previously included in this definition. Real Property Taxes do not include Landlord's federal or state net income taxes.

         4.03B "Utility and Service Costs" shall include all Landlord incurred utility and service costs and expenses including but not limited to costs related to water and plumbing, electricity, gas, lighting, steam, sewer, waste disposal, and HVAC, and all costs related to plumbing, mechanical, electrical, elevator, HVAC, and other systems.

         4.03C "Insurance Premiums" shall include all insurance premiums for all insurance policies maintained by Landlord from time to time related to the Property.

         4.04 Throughout the Lease Term, commencing with month 13, , Tenant will pay as Additional Rent its Proportionate Share (of the Project and/or Building, as designated from time to time by Landlord) of the amount by which total Operating Expenses in each calendar year exceed total Operating Expenses for the Base Year. Estimated payments shall be made monthly on or before the first day of each calendar month each in the amount of Landlord's then current estimate as outlined below. Tenant's Proportionate Share will be prorated for partial months. All Operating Expenses will be adjusted, at the election of Landlord, to reflect 95% occupancy during any calendar year in which the Project is not fully occupied (in which event Operating Expenses for the Base Year shall also be so adjusted).

         4.05 Tenant's Proportionate Share of Operating Expenses shall be determined and paid as follows:

         4.05A. Tenant's Operating Expense estimates: On or about April 1a of each calendar year, Landlord will provide Tenant with a statement of: (1) Tenant's annual share of estimated Operating Expenses in excess of Base Year Operating Expenses for the then current calendar year; (2) Tenant's monthly Operating Expense estimate for the then current year; and, (3) Tenant's retroactive estimate correction billing (for the period of January 1't through the date immediately prior to the commencement date of Tenant's new monthly Operating Expense estimate) for the difference between Tenant's new and previously billed monthly Operating Expense estimates for the then current year.

         4.05B. Tenant's Proportionate Share of actual annual Operating
Expenses: Each year, Landlord will provide Tenant with a statement reflecting the total Operating Expenses for the previous calendar year. If the total of Tenant's Operating Expense estimates billed for the previous calendar year are less than Tenant's Proportionate Share of the actual Operating Expenses in excess of Base Year Operating Expenses, the statement will indicate the payment amount and date due. If Tenant has paid more than its Proportionate Share of excess Operating Expenses for the preceding calendar year, Landlord will credit the overpayment toward Tenant's future Operating Expense obligations. Monthly Operating Expense estimates are due on the 1s' of each month and shall commence in the month specified by Landlord. Tenant's retroactive estimate correction, and actual annual Operating Expense charges, if any, shall be due, in full, on the date(s) specified by Landlord.




         4.06 Unless Landlord otherwise elects, Tenant shall pay each Operating Expense in accordance with Tenant's Proportionate Share of the Building or Tenant's Proportionate Share of the Project, whichever is designated by Landlord. Landlord shall have the right to make allocations ("Allocations") to Tenant of any one or more Operating Expenses on a different basis. Landlord shall have the right to make any such Allocations in any manner which Landlord deems reasonable (including use of estimates). For example, if Landlord deems it reasonable to do so, Landlord shall have the right to elect at any time and from time to time (a) to make any Allocation of one or more Operating Expenses based upon Tenant's Proportionate Share of the Building and to make other Allocations on Tenant's Proportionate Share of the Project, (b) to make Allocations of certain Operating Expense items among less than all Tenants and/or other than based upon the respective square footages of the Tenants, (c) to make different Allocations for different Operating Expense, and/or (d) to alter an Allocation or the method of determining an Allocation from time to time. In no event shall Landlord b liable to Tenant based upon any incorrect or disputed Allocation nor shall Tenant have any right to terminate this Lease by reason of any such Allocation.

         4.07 Tenant shall have the right to audit landlord's submitted actual operating expenses and tenant's proportionate share of actual annual operating expenses calculation, by a certified CPA.

5.       LATE CHARGES

         If any sum payable by Tenant to Landlord is not received by Landlord within five (5) business days after it becomes due, Tenant shall pay a late charge equal to five hundred dollars ($500.00) or ten percent (10%) of the then delinquent amount, whichever is greater. A one hundred dollar ($100.00) handling


                             3 - FULL SERVICE LEASE
fee will be paid to Landlord by Tenant for each bank returned check, and Tenant will be required to make all future payments to Landlord by wire or electronic transfer or by cashier's check. The acceptance of late charges and returned check charges by Landlord will not constitute a waiver of Tenant's Default nor any other rights or remedies of Landlord.

6.       SECURITY DEPOSIT AND FINANCIAL REPORTING

         6.01 Upon Tenant's execution of this Lease, Tenant will deposit with Landlord an initial Security Deposit in the amount specified in Paragraph 1 as security for Tenant's full and faithful performance of every provision under this Lease. Landlord will not be required to keep the Security Deposit separate from its general funds and has no obligation or liability for payment of interest thereon (except when required by law). Tenant hereby grants to Landlord a security interest in the Security Deposit. Tenant will not have the right to apply any part of the Security Deposit to any amounts payable under the terms of this Lease nor is it a measure or limitation of Landlord's damages in event of a Default by Tenant. If Tenant fails to pay any rent due herein, or otherwise is in Default of any provision of this Lease, Landlord may, without waiver of the Default or of any other right or remedy, use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Landlord or to compensate Landlord for any loss or damage suffered by Tenant's Default. Within five (5) days after written notification by Landlord, Tenant will restore the Security Deposit to the full amount required under this Lease. Notwithstanding the foregoing, provided that no Tenant Default under the Lease has occurred and is continuing, Landlord shall apply a portion of the Security Deposit to Base Rent for months thirty-four (34), thirty-five (35) and thirty-six (36) of the Lease Term.

         6.02 Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requests regarding Tenant or any assignee, subtenant, or guarantor of Tenant. Tenant represents and warrants to Landlord that each financial statement is a true and accurate statement. Landlord shall use such statements only for valid business purposes. Landlord shall have the right to make such financial statements and the other contents of its files available to law enforcement or other governmental agencies upon request.

7.       USE OF PREMISES

         7.01 The Premises will be used and occupied only for Tenant's Permitted Use. Tenant will, at its sole expense, comply with all conditions and covenants of this Lease, and all Laws. Tenant will not use or permit the use of the Premises, the Property or any part thereof, in a manner that is unlawful, diminishes the appearance or aesthetic quality of any part of the Property, creates waste or a nuisance, or causes damage to the Property. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises nor take or permit any other action in the Premises that would endanger, annoy, or interfere with the operations of, Landlord or any other tenant of the Project. Tenant shall obtain, at its sole expense, any permit or other governmental authorization required to operate its business from the Premises. Any animals, excepting guide dogs, on or about the Property or any part thereof are expressly prohibited.

         7.02 Landlord shall be responsible for providing all trash receptacles and pickup for the Premises. In the event of any excessive trash in or outside the Premises, as determined by Landlord in its sole discretion, Landlord will have the right to remove such excess trash, charge all costs and expenses attributable to its removal to Tenant. Tenant will not cause, maintain or permit any outside storage on or about the Property without prior written consent by Landlord. In the event of any unauthorized outside storage by Tenant, Landlord will have the right, without notice, in addition to such other rights and remedies it may have, to remove any such storage at the expense of Tenant.

8.       PARKING

         All parking will comply with the terms and conditions of this Lease and the parking rules and regulations included in Exhibit "D." Tenant will have a non-exclusive privilege to use those parking spaces designated by Landlord for public parking. Vehicles parked in public parking areas will be no larger than full-sized passenger automobiles or standard pick-up trucks. Landlord reserves the right, without notice to Tenant, to tow away at Tenant's sole cost and expense any vehicles parked in any parking area for any continuous period of 24 hours or more, or earlier if Landlord, in its sole discretion, determines such parking to be a hazard or inconvenience to other Tenants or Landlord, or violates any rules or regulations or posted notices related to parking. Notwithstanding the foregoing, Landlord shall not tow any car, if Tenant has made prior arrangements with Landlord to keep said car in the parking area, such as completing Landlord's overnite parking form, or by telephonic notice to Landlord's management office. In the event a vehicle is parked for more than seventy two hours and Tenant has not make prior arrangements with Landlord, then Landlord reserves the right to tow said vehicle. Landlord shall not be responsible for enforcing Tenant's parking rights against third parties. From time to time, Landlord reserves the right, upon written notice to Tenant, to change the location, the availability and nature of parking spaces, establish reasonable time limits on parking, establish a permit or decal system and, on an equitable basis, to assign specific spaces with or without charge to Tenant as Additional Rent, except that Landlord may not charge Tenant for the use of non reserved parking during the primary Lease Term. The parking privileges granted to Tenant are personal to Tenant; Tenant shall not assign or sublet parking privileges.

9.       UTILITIES AND SERVICES

         9.01 Subject to the other provisions of this Lease, the following services are provided.

                A. Electricity, water, and elevator service (if elevators presently serve the Premises) are provided.

                B. Heating and air conditioning are provided 8:00 a.m. to 6:00 p.m. weekdays and 9:00 a.m. to 1:00 p.m. Saturdays, except holidays. If Tenant desires such service during other hours, Tenant must prearrange the same with Landlord and pay an additional charge for such service.

                C. Five days per week janitorial service, periodic window cleaning, supplies for Building operation, and other customary services.

         If Tenant uses any utility or source in excess of normal usage levels, are determined by Landlord in its sole discretion, Landlord shall have the right to charge Tenant for such excess use and to charge Tenant the cost to separately meter such use.

                             4 - FULL SERVICE LEASE

         9.02 Landlord will not be liable or deemed in Landlord Default, nor will there be any abatement of rent or right to terminate this Lease, for (a) any interruption or reduction of utilities, utility services or telecommunication services, (b) any telecommunications or other company (whether selected by Landlord or Tenant) failing to provide such utilities or services or providing the same defectively, and/or (c) any utility interruption in the nature of blackouts, brownouts, or rolling interruptions. Tenant agrees to comply with any energy conservation programs required by law or implemented by Landlord. Tenant acknowledges that utility and service costs and availability may fluctuate significantly, due to power shortages or other events and factors, and Tenant accepts the risks of such fluctuations. Landlord reserves the right, in its sole discretion, to designate, at any time, the utility and service providers for Tenant's use within the Property; no such designation shall impose liability upon Landlord.

         9.03 Tenant has satisfied itself as to the adequacy of any Landlord owned utility equipment and the quantity of telephone lines and other service connections to the Building available for Tenant's use.

10.      TENANT ALTERATIONS AND MECHANIC'S LIENS

         10.01 The following provisions apply to "Tenant Alterations" which means and includes (a) any alterations or improvements to the Premises undertaken by Tenant (other than nonstructural installation of equipment or trade fixtures), (b) any utility installations at the Premises undertaken by Tenant, and (c) any repair, restoration, replacement, or maintenance work at the Premises undertaken by Tenant whether or not Tenant is required to undertake such work pursuant to this Lease. Tenant shall not commence any Tenant Alteration without first obtaining the prior written consent of Landlord in each instance which consent may be withheld or conditioned in Landlord's sole discretion. Tenant shall submit such information regarding the intended Tenant Alteration as Landlord may reasonably require, and no request for consent shall be deemed complete until such information is delivered. The following provisions apply to all Tenant Alterations.

                (a) Tenant shall hire a licensed general contractor who, in turn, shall hire only licensed subcontractors. All work shall be conducted expeditiously and be completed within a reasonable time.
                (b) Tenant shall obtain all required permits and deliver a copy of the same to Landlord. Tenant shall install all Tenant Alterations in strict compliance with all permits, any plans approved by Landlord, and all conditions to Landlord's approval.
                (c) Unless Landlord elects otherwise in its applicable prior written consent, Tenant shall remove each Tenant Alteration at the end of this Lease or Tenant's right of possession and restore the Premises to its prior condition, all at Tenant's expense.
                (d) Tenant shall deliver to Landlord, within ten (10) days following installation of each Tenant Alteration, (w) accurate, reproducible as-built plans, (x) proof of final inspection and approval by all governmental authorities,
                     (y) complete lien waivers for all costs of the Tenant Alteration, and (z) a copy of a recorded notice of completion.

         10.02 Landlord shall have the right to inspect all Tenant Alterations. Tenant shall pay to Landlord a fee equal to 15% of total project cost to compensate Landlord for review of plans, inspection of work, and other activities regarding any Tenant Alterations, but said fee shall not apply to any Alterations installed by Tenant for its initial occupancy of the Premises. Approval of any plans or inspection of any work is for the sole benefit of Landlord and is not a representation by Landlord that any work is suitable or complies with applicable requirements. Landlord's approval of any and Tenant Alterations and/or Landlord's approval or designation of any general contractor, subcontractor, supplier or other project participant will not create any liability whatsoever on the part of Landlord.

         10.03 Tenant shall pay all costs of Tenant Alterations as and when due. Tenant shall not allow any lien to be filed. Tenant shall obtain advance lien waivers and third-party beneficiary agreements from all contractors, subcontractors, suppliers, and others providing equipment, labor, materials, or services, in the form required by Landlord. If any lien is filed, then, without waiver of any other right or remedy, Landlord shall have the right to cause such lien to be removed by any means allowed by law, including bond, deposit, and/or payment of the underlying claim. All sums expended by Landlord in connection with such lien and/or its removal, including attorney fees, shall be immediately due from Tenant to Landlord, together with interest at the rate of 12%.




         10.04 All Tenant Alterations are part of the realty and belong to Landlord. Tenant shall be solely responsible to insure all Tenant Alterations and to restore the same following any casualty. As a condition of Landlord consenting to any Tenant Alterations, Landlord reserves the right, at any time:
(i) to require Tenant to pay an amount determined by Landlord to cover the costs of demolishing part or all of any Tenant Alterations and/or the cost of returning the Premises to their condition before any such work commenced (normal wear and tear excepted); and/or (ii) to elect to make Tenant the owner of all or any specified part of the Tenant Alterations and/or to require Tenant, upon termination of this Lease, to remove none, all, or part of the same at its sole cost and expense. The provisions of this Paragraph shall survive the termination of this Lease.

         10.05 Notwithstanding any other provision of this Lease, Tenant shall remove, at or prior to the expiration or termination of this Lease, at its expense, all wiring and cabling installed at the Premises which shall have been installed by Tenant or which Landlord shall have installed pursuant to this Lease or at the request of Tenant. Such wiring and cabling shall include but not be limited to (a) wiring and cabling above the ceiling panels, behind or within walls, and under or within floors, (b) wiring and cabling for voice, data, security or other purposes, (c) wiring and cabling installed pursuant to this Paragraph 10, pursuant to Exhibit B, or otherwise, and (d) all related installations, equipment and items whatsoever.

                             5 - FULL SERVICE LEASE

11.      REPAIRS

         11.01 SUBJECT TO PARAGRAPH 11.02 BELOW, Tenant shall, at all times and at its sole cost and expense, keep all parts of the Premises (including Tenant Alterations) in good order, and in a neat, clean and safe condition. If Tenant does not perform required maintenance, Landlord shall have the right, without waiver of Default nor of any other right or remedy, to perform such obligations of Tenant on Tenant's behalf, and Tenant will reimburse Landlord for any costs incurred immediately upon demand.

         11.02 Landlord shall perform all repairs required in the Premises. All costs incurred by Landlord in making such repairs shall be Operating Expenses; provided, Tenant shall reimburse Landlord for 100% of any such costs incurred by Landlord (a) due to the act or omission of Tenant (including but not limited to clogging of plumbing, stain removal, and repair of damage to the Premises), or
(b) for repairs or maintenance in excess of or other than routine Building standard repairs and maintenance as determined by Landlord in its sole discretion (for example, maintenance of any above standard dedicated HVAC unit, repair of built-in appliances, or periodic replacing of above standard light bulbs). Tenant expressly waives the benefit of any statute or other legal right now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense, whether by deduction of rent or otherwise, or to terminate this Lease because of Landlord's failure to keep the Property, or any part thereof in good order, condition and repair.

12.      INSURANCE

         12.01 Tenant will not do or permit anything to be done within or about the Premises or the Property which will increase the existing rate of any insurance on any portion of the Property or cause the cancellation of any insurance policy covering any portion of the Property. Tenant will, at its sole cost and expense, comply with any requirements of any insurer of Landlord.

         12.02 Tenant agrees to maintain policies of insurance described in this Paragraph. Landlord reserves the right, from time to time, to require additional coverages (including, for example, flood insurance, if the Premises is located in a flood hazard zone), and/or to require higher amounts of coverages. No insurance policy of Tenant shall have a deductible greater than $25,000.

         (a)   Workers' Compensation          Statutory Requirements
               Employer's Liability           Not less than $1,000,000.00

         (b)   Commercial General Liability   Not less than $1,000,000.00
                                              combined single limit per
                                              occurrence
                                              Not less than $2,000,000.00
                                              aggregate this location

The Commercial General Liability policies shall insure on an occurrence and not a claims-made basis and cover the Premises, Project and Property. Such policies shall cover liability arising from premises, operations, independent contractors, products-completed operations, personal injury, advertising injury and liability assumed under an insured contract (specifically insuring performance of the indemnity obligations of Tenant hereunder); such policies shall not be excess, nor exclude pollution or employment-related practices.

                (c) Automobile Liability (for Tenant owned vehicles) Not less than $300,000.00 combined single limit including property damage

                (d) "Causes of Loss -- Special Form" coverage including endorsements for flood coverage, earthquake sprinkler leak coverage, and such endorsements and supplemental coverages as Landlord may require from time to time. This insurance coverage must be upon the Premises and all property owned by Tenant, for which Tenant is legally liable, which Tenant is obligated to repair and restore hereunder, and/or which was installed at the expense of or at the request of Tenant, including but not limited to, any Tenant Alterations, furniture, fixtures, equipment, installations and any other personal property of Tenant, in an amount not less than their full replacement value. All proceeds of this insurance shall only be used for the repair and replacement of property so insured; Tenant hereby assigns to Landlord all its rights to receive any proceeds of such insurance policies attributable to any Tenant Alterations if this Lease is terminated due to damage or destruction.




                (e) The limits of the insurance coverage required under this Lease will not limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant will be primary to, and non-contributory with, Landlord's insurance, and contain cross-liability endorsements and will in addition to the above coverage specifically insure Landlord against any damage or loss that may result either directly or indirectly from any default of Tenant under Paragraph 14 (Hazardous Materials) herein. Any similar insurance carried by Landlord will be considered excess insurance only.

         12.03 Tenant will name Landlord (and, at Landlord's request, any mortgagee) and Landlord's agents as additional insured's on all insurance policies required of Tenant under this Lease, other than Worker's Compensation, Employer's Liability, Automobile Liability, and Fire and Extended coverage (except on Tenant Alterations to the Premises or which Landlord shall be named an additional insured) insuring Landlord and such other additional insured's regardless of any defenses the insurer may have against Tenant and regardless of whether the subject claim is also made against Tenant. All insurance policies carried by Tenant will permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy, and will release Landlord (and Landlord's affiliates and subsidiaries, and all officers, partners, directors, and employees of Landlord and/or of any such subsidiary or affiliate), from any claims for damage to any person, to the Property of which the Premises are a part, any existing improvements, Tenant Alterations to the Premises, and to any furniture, fixtures, equipment, installations and any other personal property of Tenant caused by or resulting from, risks which are to be insured against by Tenant under this Lease, regardless of cause.

                             6 - FULL SERVICE LEASE

         12.04 Tenant will deliver to Landlord (and, at Landlord's request, to any mortgage or to any other third party), simultaneously with its execution of this Lease and thereafter at least thirty (30) days prior to expiration, cancellation or change in insurance, certificates of insurance evidencing, at a minimum, the coverage specified in Paragraph 12.02. All such certificates shall be in form and substance satisfactory to Landlord, shall affirmatively demonstrate all coverages and requirements set forth in this Lease, shall contain no disclaimers of coverage, and shall include a firm and unconditional obligation to give to Landlord at least 10 days' prior written notice prior to cancellation or change in any coverage. All insurance required hereunder will be with companies licensed and authorized to do business in the state in which the Property is located and holding a "General Policyholders Rating" of "A VIII" or better, as set forth in the most current Best's Insurance Guide.

         12.05 Landlord will secure and maintain insurance coverage in such limits as Landlord may deem reasonable in its sole judgment to afford Landlord adequate protection. The premiums for such coverage are "Insurance Premiums" under Paragraph 4.03C above. Any proceeds of such insurance shall be the sole property of Landlord to use as Landlord determines. Landlord makes no representation that the insurance policies and coverage amounts specified to be carried by Tenant or Landlord under the terms of this Lease are adequate to protect Tenant. Tenant will provide, at its own expense, all insurance as Tenant deems adequate to protect its interests.

         12.06 Without limiting the effect of any other waiver of or limitation on the liability of Landlord set forth herein, and except as provided in Paragraph 13 and/or Paragraph 14 below, neither Landlord nor Tenant shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) for any loss of or damage to tangible property due to casualty regardless of negligence. For purposes of this Paragraph 12.06, "Landlord" shall include Landlord's affiliates and subsidiaries, and all officers, partners, directors, and employees of Landlord or of any such subsidiary or affiliate.

13.      WAIVER OF CLAIMS AND INDEMNIFICATION

         Tenant waives all claims against Landlord for any damage to any property in or about the Property, for any loss of business or income, and for injury to or death of any persons, regardless of the cause of any such loss or event (including negligence) or time of occurrence. Tenant will indemnify, protect, defend and hold harmless Landlord from and against all claims, losses, damages, causes of action, costs, expenses and liabilities, including legal fees, arising out of Tenant's occupancy of the Premises or presence on the Property, the conduct of Tenant's business, any Default by Tenant, and/or any act, omission or neglect of Tenant, its agents, contractors, employees, suppliers, licensees or invitees. For purposes of this Paragraph 13, "Landlord" shall include also Landlord's affiliates and subsidiaries, and all officers, partners, directors, and employees of Landlord or of any such subsidiary or affiliate.

14.      HAZARDOUS MATERIALS

         14.01 "Hazardous Materials" will mean any substance commonly referred to, or defined in any Law, as a hazardous material or hazardous substance (or other similar term), including but not be limited to, chemicals, solvents, petroleum products, flammable materials, explosives, asbestos, urea formaldehyde, PCB's, chlorofluorocarbons, freon or radioactive materials. Tenant will not cause or permit any Hazardous Materials to be brought upon, kept, stored, discharged, released or used in, under or about any portion of the Property by Tenant, or its agents without the prior written consent of Landlord, which consent may be withheld or conditioned in Landlord's sole discretion; provided, Tenant may bring into the Premises small amounts of Hazardous Materials (such as cleaning products and copy toner) which are readily available to Tenant by unregulated retail purchase if the same are necessary in Tenant's normal business operations. If Tenant brings any Hazardous Materials to the Premises or Property, with or without the prior written consent of Landlord (without waiver of the requirement of prior written consent), Tenant shall: (1) use such Hazardous Material only as is reasonably necessary to Tenant's business, in small, properly labeled quantities; (2) handle, use, keep, store, and dispose of such Hazardous Material using the highest accepted industry standards and in compliance with all applicable Laws; (3) maintain at all times with Landlord a copy of the most current MSDS sheet for each such Hazardous Material; and (4) comply with such other rules and requirements Landlord may from time to time impose. Upon expiration or earlier termination of this Lease, Tenant will, at Tenant's sole cost and expense, because all Hazardous Materials brought to the Premises or the Property by Tenant, its agents, contractors, employees, suppliers, licensees or invitees, to be removed from the Property in compliance with any and all applicable Laws.

         14.02 If Tenant or its agents violate the provisions of this Paragraph 14, or performs any act or omission which contaminates or expands the scope of contamination of the Premises, the Property, or any part thereof, the underlying groundwater, or any property adjacent to the Property, then Tenant will promptly, at Tenant's expense, take all investigatory and/or remedial action (collectively called "Remediation") that is necessary to fully clean up, remove and dispose of such Hazardous Materials and any contamination so caused and shall do so in compliance with any applicable Laws. Tenant will also repair any damage to the Premises and any other affected portion(s) of the Property caused by such contamination and Remediation.




         14.03 Tenant shall immediately provide to Landlord written notice of any investigation or claim arising out of the use by Tenant of Hazardous Materials at the Property or the violation of any provision of this Paragraph 14 and shall keep Landlord fully advised regarding the same. Tenant shall provide to Landlord all reports regarding the use of Hazardous Materials by Tenant at the Property and any incidents regarding the same, regardless of whether any such documentation is considered by Tenant to be confidential. Landlord retains the right to participate in any legal actions affecting the Property involving Hazardous Materials.

         14.04 Tenant will indemnify, protect, defend and forever hold Landlord, its lenders and ground Landlord, if any, and the Premises, the Property, or any portion thereof, harmless from any and all damages, causes of action, fines, losses, liabilities, judgments, penalties, claims, and other costs arising out of any failure of Tenant to observe any covenants of this Paragraph 14 of this Lease. All provisions of this Paragraph 14 shall survive the expiration of this Lease and any termination of this Lease or of Tenant's right of possession. For purposes of this Paragraph 14.04, "Landlord" shall include also Landlord's affiliates and subsidiaries, and all officers, partners, directors, and employees of Landlord or of any such subsidiary or affiliate.

                             7 - FULL SERVICE LEASE

15.      LANDLORD'S ACCESS

         Landlord, its agents, contractors, consultants, servants and employees, will have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times to examine the Premises, perform work in the Premises, show the Premises, exercise any right or remedy, or for any other purpose. For each of these purposes, Landlord will at all times have and retain any necessary keys. Tenant will not alter any lock or install new or additional locks or bolts on any door in or about the Premises without obtaining Landlord's prior written approval and will, in each event, furnish Landlord with a new key. Access by Landlord will not give Tenant the right to terminate this Lease, and will be without abatement of rent or liability on the part of Landlord.

16.      DAMAGE OR DESTRUCTION

         16.01 If the Premises is damaged or destroyed by fire or other casualty, Tenant will immediately give written notice to Landlord of the casualty. Landlord will have the right to terminate this Lease following a casualty if any of the following occur: (i) insurance proceeds actually paid to Landlord and available for use are not sufficient to pay the full cost to fully repair the damage; (ii) Landlord determines that the Premises or the Building cannot be fully repaired within 180 days; (iii) the Premises are damaged or destroyed within the last twelve (12) months of the Lease Term; (iv) Tenant is in Default of this Lease at the time of the casualty; (v) Landlord would be required under this Lease to abate or reduce Tenant's rent for a period in excess of six (6) months if the repairs were undertaken; or (vi) the Project, or the Building in which the Premises is located, is damaged such that the cost of repair of the same would exceed 10% of the replacement cost of the same. If Landlord elects to terminate this Lease, Landlord will be entitled to retain all applicable Tenant insurance proceeds excepting those attributable to Tenant's furniture, fixtures, equipment, and any other personal property.

         16.02 If this Lease is not terminated pursuant to Paragraph 16.01, Landlord will repair the Premises and this Lease shall continue. The repair obligation of Landlord shall be limited to repair of the Premises excluding any Tenant Alterations, and any personal property and trade fixtures of Tenant. During the period of repair, rent will be abated or reduced in proportion to the degree to which Tenant's use of the Premises is impaired, as determined by Landlord, not to exceed the total amount of rent loss insurance proceeds, directly attributable to Tenant's Premises, Landlord has received. However, rent will not be abated if Tenant or any of its agents is the cause of the casualty.

17.      TRANSFER (ASSIGNMENT/SUBLETTING)

         17.01 Tenant will not, voluntarily or by operation of law, assign, sell, convey, sublet or otherwise transfer all or any part of Tenant's right or interest in this Lease, or allow any other person or entity to occupy or use all or any part of the Premises (collectively called "Transfer") without first obtaining the written consent of Landlord which may not be unreasonably withheld or conditioned by Landlord. Any Transfer without the prior written consent of Landlord shall be void. Without limiting the generality of the definition of "Transfer," it is agreed that each of the following shall be deemed a "Transfer" for purposes of this Paragraph: (a) an entity other than Tenant becoming the tenant hereunder by merger, consolidation, or other reorganization; and (b) a transfer of any ownership interest in Tenant (unless Tenant is an entity whose stock is publicly traded). Tenant shall provide to Landlord all information requested by Landlord concerning a Transfer. If Landlord has not granted consent in writing to a Transfer within thirty (30) days of Tenant's request hereunder and delivery of all such information, Landlord will be deemed to have rejected Tenant's request. In no event shall Tenant mortgage, encumber, pledge or assign for security purposes all or any part of its interest in this Lease.

         17.02 In the event Landlord consents to a Transfer, the Transfer will not be effective until Landlord receives a fully executed agreement regarding the Transfer, in a form and of substance acceptable to Landlord, any documents or information required by such agreement (including any estoppel certificate and any subordination agreement required by any lender of Landlord), an amount equal to all attorneys fees and other expenses of Landlord incurred in connection with the Transfer, and a Transfer fee in an amount determined by Landlord (a minimum fee of $250 is payable). Tenant agrees to pay to Landlord an amount equal to all attorneys' fees and other expenses incurred by Landlord related to a request for consent to Transfer regardless of whether such consent is granted and regardless of whether the Transfer is consummated.

         17.03 Any consideration paid to Tenant for assignment of this Lease, less any reasonable brokerage commission paid by Tenant with respect to such assignment, shall be immediately paid to Landlord. In the event of a sublease of all or a portion of the Premises, all rents payable by the subtenant in excess of rents payable hereunder (allocated on a per square foot basis in the event of a partial sublease) shall be immediately due and payable to Landlord; provided, excess rental shall be calculated taking into account straight-line amortization, without interest, of any reasonable brokerage commission paid by Tenant in connection with the subject sublease transaction.




         17.04 Landlord may, within thirty (30) days after submission of Tenant's written request for Landlord's consent to a Transfer, terminate this Lease (or, as to a partial subletting, terminate this Lease as to the portion of the Premises proposed to be sublet) as of the date the proposed Transfer was to be effective. If Landlord terminates this Lease as to only a portion of the Premises, then (a) this Lease shall cease as to such portion of the Premises,
(b) Tenant shall pay to Landlord all Base Rent and other amounts accrued through the termination date relating to the portion of the Premises covered by the proposed Transfer (allocated on an equitable basis determined by Landlord), and
(c) Tenant shall execute, upon request of Landlord, an amendment hereto setting forth matters related to such partial termination. Landlord may physically separate the recaptured portion of the Premises and lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

         17.05 Regardless of whether consent by Landlord is granted in connection with any Transfer, no Transfer shall release Tenant from any obligation or liability hereunder; Tenant shall remain primarily liable to pay all rent and other sums due hereunder to Landlord and to perform all other obligations hereunder. Similarly, no Transfer, with or without the consent of Landlord, shall release any guarantor from its obligations under its guaranty. Upon any assignment or sublease, any rights, options or opportunities granted to Tenant hereunder to extend or renew the Lease Term, to shorten the Lease Term, or to lease additional space shall be null and void.

                             8 - FULL SERVICE LEASE

18.      DEFAULT

         Time is of the essence in the performance of all covenants of Tenant. Tenant will be in Default if any of the following events occurs:

         18.01 Tenant fails to make, as and when due, any payment of Base Rent, Additional Rent, or any other monetary payment required to be made by Tenant herein and Tenant does not cure such failure within three (3) days after Landlord gives written notice of such failure to Tenant; provided, if Landlord has given such a written notice with respect to two (2) payments due in any calendar year, then the failure by Tenant to pay any other payment due in such calendar year, on or before the date when first due, shall be a Default hereunder without any written notice from Landlord and without any grace or cure period.

         18.02 Landlord discovers that any representation or warranty made by Tenant or any guarantor was materially false when made or that any financial statement of Tenant or of any guarantor of this Lease given to Landlord was materially false.

         18.03 Tenant makes any general arrangement or assignment for the benefit of creditors, becomes a "debtor" in a bankruptcy proceeding, is unable to pay its debts or obligations as they occur, or has an attachment, execution or other seizure of substantially all of its assets located at the Property or its interest in this Lease.

         18.04 Tenant fails to observe, perform or comply with any of the non-monetary terms, covenants, conditions, provisions or rules and regulations applicable to Tenant under this Lease other than as specified above in this Paragraph 18; provided, if such failure (i) is not intentional on the part of Tenant, (ii) is not the type of failure as to which Landlord shall have previously given Tenant written notice, (iii) does not constitute a default or violation under any loan or other agreement to which Landlord is a party, and
(iv) is, in the sole opinion of Landlord, a curable failure, then such failure shall not be a "Default" unless Tenant does not cure such failure within ten
(10) days following written notice of such failure from Landlord.

         18.05 Any guarantor becomes insolvent, becomes a "debtor" in a bankruptcy proceeding, fails to perform any obligation under its guaranty, or attempts to revoke its guaranty.

19.      REMEDIES OF LANDLORD

         19.01 If Tenant fails to perform any duty or obligation of Tenant under this Lease, Landlord may at its option, without waiver of Default nor any other right or remedy, perform any such duty or obligation on Tenant's behalf. The costs and expenses of any such performance by Landlord will be immediately due and payable by Tenant upon receipt from Landlord of the reimbursement amount required.

         19.02 Upon a Default, with or without notice or demand, and without limiting any other of Landlord's rights or remedies, Landlord may:

                (a) Terminate this Lease and/or terminate Tenant's right to possession of the Premises. Upon any such termination, Tenant will immediately surrender possession of the Premises to Landlord. On termination of this Lease or Tenant's right of possession, Landlord will be entitled to recover from Tenant: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid rents which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been avoided; (iii) the worth at the time of the award of the amount by which the unpaid rents for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period that Tenant proves could be reasonably avoided; and (iv) the worth at the time of the award of any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform its obligations under this Lease, including specifically the unamortized portion of all brokerage commissions paid in connection with this Lease and all costs of Landlords Work (amortized without interest on a straight line basis over the initial Lease Term), and reimbursement of any free rent, deferred rent or other Lease execution inducement. The expiration or termination of this Lease, and/or the termination of Tenant's right to possession, will not release Tenant from any liability under this Lease.




                (b) Continue the Lease and Tenant's right to possession and recover rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Premises, removal or storage of Tenant's personal property or the appointment of a receiver to protect Landlord's interest under this Lease, will not constitute a termination of Tenant's right to possession.

                (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises is located.

         19.03 The "worth at the time of award" referred to in Paragraph 19.02(a)(i), 19.02(a)(ii), and 19.02(a)(iv) will additionally include interest computed by allowing interest at the rate of 12% per annum (or, if lower, at the maximum rate allowed by law). The "worth at the time of award" referred to in Paragraph 19.02(a)(iii) will be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco in effect at the time of award, plus one percent (1%).

         19.04 No right or remedy conferred upon or reserved to Landlord in this Lease is intended to be exclusive of any right or remedy granted to Landlord by statute or common law, and each and every such right and remedy will be cumulative.

20.      CONDEMNATION

         If any portion of the Premises or any portion of the Building in which the Premises is located, or any portion of the Property which would substantially interfere with Landlord's ownership, or Landlord's or Tenant's ability to conduct business is taken for any public or quasi- public purpose by any governmental authority, including but not limited to, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold in lieu of such taking, Landlord, at its option, may terminate this Lease without recourse by Tenant. If this Lease is not terminated, Landlord will


                             9 - FULL SERVICE LEASE
promptly proceed to restore the Premises and/or any portion of the Property used in common by all Tenants to substantially the same condition as prior to such taking allowing for any reasonable effects of such taking. Should a portion of the Premises be taken in a case where Landlord does not exercise its right to terminate this Lease, Landlord will abate the rent corresponding to the term during which, and to the part of the Premises which, Tenant is deprived on account of such taking. Any award for any taking or payment made in lieu of exercise of such power will be the property of Landlord, whether such award be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; however, Tenant will be entitled to any compensation, separately awarded to Tenant for Tenant's relocation expenses.

21.      ESTOPPEL CERTIFICATE

         Tenant will execute and deliver to Landlord, within ten (10) business days after written request from Landlord, a written Estoppel Certificate in form prepared by Landlord certifying: (I) that this Lease is unmodified and in full force and effect (or, if modified, specifying each such modification); (ii) the Term Commencement Date and expiration of the Lease Term; (iii) the absence or status of any rights of Tenant to renew, extend, or otherwise alter the Lease Term or to lease additional space or alter the definition of the Premises; (iv) the date to which rent and any other charges are paid in advance, if any; (v) that there are not, to Tenant's knowledge, any uncured Defaults on the part of Landlord, or stating the nature of any uncured Defaults; (vi) the current Base Rent amount and the amount and form of the Security Deposit on deposit with Landlord; (vii) that Landlord has completed any promised improvements to the Premises and paid any promised improvement allowance (or detailing any work to be performed or allowance to be paid); and (viii) any other information requested, including but not limited to, any requested information regarding Hazardous Materials. Any such Estoppel Certificate may be relied upon by Landlord, and also by any actual or prospective buyer or lender of the Property and any other third party designated by Landlord (the "Beneficiaries"). If Tenant fails to execute and deliver such Estoppel Certificate within such ten
(10) day period, then without waiver of Default or of any other right or remedy of Landlord, Landlord shall have the right to deliver to the Beneficiaries a completed Substitute Estoppel Certificate regarding this Lease certifying the matters which Tenant was requested to certify in the Estoppel Certificate. A notice enclosing a copy of the Substitute Estoppel Certificate shall be simultaneously sent to Tenant. Each statement in the Substitute Estoppel Certificate shall be deemed true, and shall be binding upon Tenant, unless Tenant provides, within five (5) days of the receipt of Landlord's notice, written notice addressed to Landlord and the Beneficiaries disagreeing with such statement on specific grounds. Tenant shall defend and indemnify Landlord regarding any claim that a statement in the Substitute Estoppel Certificate to which Tenant did not so disagree is inaccurate.

22.      NOTICES

         All communications and notices required under this Lease shall be in writing and shall be addressed to the respective, address of the receiving party set forth in Paragraph 1 above. All notices to Tenant shall be given by reputable overnight courier, U. S. mail (First Class, postage prepaid), or hand delivery, and shall be deemed received (i) if mailed, on the earlier of actual receipt or three (3) days after such mailing, (ii) one business day following delivery by Landlord to such an overnight courier, or (iii) upon hand delivery. Any notice to Tenant may also be given by posting at the Premises and shall be effective upon such posting. Notices to Landlord shall be sent to Landlord by U.
S. mail, postage prepaid, registered or certified mail with return receipt requested to the address indicated in Paragraph 1 and shall be deemed received five (5) days after such mailing. At any time during the Lease Term, Landlord or Tenant may specify a different Notice Address by providing written notification to the other.

23.      HOLDOVER

         If Tenant remains in possession of all or any part of the Premises with Landlord's prior written consent after the expiration or termination of this Lease or of Tenant's right to possession, such possession will constitute a month-to-month tenancy which may be terminated by either Landlord or Tenant upon thirty (30) days written notice and will not constitute a renewal or extension of the Lease Term. If Tenant remains in possession after such expiration or termination without Landlord's prior written permission, such possession will constitute a tenancy-at-will terminable upon forty-eight (48) hours' notice by Landlord and will not constitute a month-to-month tenancy nor a renewal or extension of the Lease Term. in the event of a month-to-month tenancy or tenancy-at-will under this Paragraph, Tenant's Base Rent will be one hundred fifty percent (150%) of the Base Rent payable during the last month of the Lease Term, any other sums due under this Lease will be payable in the amounts and at the times specified in this Lease, and all options, rights of refusal, expansions and/or renewals shall be null and void. Any tenancy under this Paragraph will be subject to every other term, condition and covenant contained in this Lease. Tenant agrees to defend, indemnify and hold Landlord harmless from any claim or cause of action arising out of related to the failure of Tenant to surrender possession of the Premises to Landlord upon the expiration of this Lease or upon any such termination.




24.      RELOCATION OF THE PREMISES

         Landlord may, at any time during the Lease Term, relocate Tenant to substantially comparable space within the Project. Landlord will give Tenant a written notice of its intention to relocate the Premises and Tenant will complete such relocation within sixty (60)) days after receipt of such written notice. Landlord shall pay all reasonable costs and expenses of such relocation (), and the terms and conditions of the Lease will remain in full force and effect except for any actual adjustments in Base Rent or Tenant's Proportionate Share that may result from a square footage adjustment due to such relocation. If the space to which Landlord proposes to relocate Tenant is not substantially the same in configuration and finish out as the Premises, or if the Base Rent of the new space is not substantially the same as the prior Base Rent, Tenant may so notify Landlord, and if Landlord fails to offer space satisfactory to Tenant, Tenant may terminate this Lease effective as of the thirtieth (30th) day after Landlord's initial notice.

25.      DEFAULT BY LANDLORD; LIMITATION OF LIABILITY; REAL ESTATE INVESTMENT
         TRUST

         25.01 In the event Landlord fails to perform any obligation required to be performed under this Lease, Tenant will notify Landlord in writing of such failure. Landlord shall not be deemed in Landlord Default hereunder unless and until such notice is actually received by Landlord and Landlord fails within thirty (30) days of receipt of such notice to commence to make a good faith effort to cure the failure or thereafter ceases to pursue such cure to completion.

                            10 - FULL SERVICE LEASE

         25.02 The obligations of Landlord under this Lease shall be binding only on the undersigned Landlord and not upon any of its subsidiaries or affiliates nor upon any partners, investors, trustees, directors, officers, employees, agents, shareholders, advisors or managers of Landlord In their individual capacities. With respect to any obligations of Landlord to Tenant under this Lease and with respect to any liabilities arising at the Property, Tenant's sole and exclusive remedy shall be a claim against the undersigned Landlord.

         25.03 In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all of its Transferees covenants and agrees that, in the event of any actual or alleged Landlord Default of this Lease or in the event of any other claim or cause of action by Tenant, Tenant's recourse against Landlord for any monetary damages (over and above damages actually paid by available insurance, if any) will be limited to the lesser of (a) the actual amount of equity of Landlord in the Property, or (b) the amount of equity Landlord would have in the Property if the Property were encumbered by debt in an amount equal to eighty percent (80%) of the value of the Property; calculations of equity shall be made as of the initial date Tenant notifies Landlord of the actual or alleged Default or other claim. Any judgment against Landlord shall be satisfied only out of the Property; no other assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of any judgment by Tenant against Landlord. Any claims by Tenant against Landlord will be limited to actual damages only and will not, under any circumstances, include lost profits or consequential damages.

         25.04 If Landlord is a real estate investment trust, and if Landlord in good faith determines that its status as a real estate investment trust under the applicable provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Landlord may require reasonable amendments to this Lease and Tenant shall not unreasonably withhold or delay its consent thereto, provided that such modifications do not in any way, (i) increase the obligations of Tenant under this Lease or (ii) adversely affect any rights or benefits to Tenant under this Lease. Landlord shall pay all reasonable costs incurred by Tenant, including without limitation, legal fees incurred for reviewing any such proposed modifications.

         25.05 Tenant represents that, to its knowledge, no person or entity who is a significant indirect owner of Landlord, owns actually or constructively a 10% or more interest in Tenant. Tenant will promptly notify Landlord if it learns that any such ownership interest exists. Significant owners of Landlord at this time include Public Storage, Inc. and New York Common Retirement Fund.

         25.06 Landlord and any successor Landlord have the right to sell the Property or any portion of it, or to assign its interest in this Lease, at any time and from time to time. Upon the sale or any other conveyance by Landlord of the Property, or a portion thereof which includes the Premises, Landlord will be released from all obligations and liability under this Lease arising out of any act, event, occurrence or omission occurring or existing after the date of such conveyance.

26.      SUBORDINATION

         Without the necessity of any additional document being executed by Tenant for the purposes of effecting a subordination, and at the election of Landlord or any mortgagee or any ground Landlord with respect to the land of which the Premises are a part, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Property, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Property, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Landlord or any mortgagee or ground Landlord will have the right, at its election, to subordinate or cause to be subordinated any ground Tenant or underlying leases or any such liens to this Lease. If Landlord's interest in the Premises is acquired by any ground Landlord or mortgagee, or in the event any proceedings are brought for the foreclosure of, or in the event of exercise of power of sale under, any mortgage or deed of trust made by Landlord covering the Premises, or in the event a conveyance in lieu of foreclosure is made for any reason, Tenant will, notwithstanding any subordination and upon the request of such successor in interest to Landlord, attorney to and become the Tenant of the successor in interest to Landlord and recognize such successor in interest as the Landlord under this Lease. Tenant acknowledges that although this Paragraph is self-executing, Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, or any other mortgagee or ground Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant agrees that any person or entity who acquires title to the Premises pursuant to a foreclosure of a deed of trust or mortgage, or deed in lieu thereof, or the termination of an underlying ground lease or master lease (a "Foreclosing Party"), even if such Foreclosing Party elects to have Tenant attorn to the Foreclosing Party under this Lease, shall not be (i) liable for any act or omission of any prior Landlord or with respect to events occurring prior to its acquisition of ownership, (ii) subject to any offsets or defenses which Tenant might have against any prior Landlord, (iii) bound by prepayment of more than one month's rent, (iv) liable for any security deposit not actually received by such person or entity, (v) bound by any amendment or modification to this Lease not consented to in writing by the holder of the mortgage, deed of trust, ground lease or master lease or the Foreclosing Party, or (vi) liable for any obligation or liability accruing under this Lease after the Foreclosing Party assigns its interest under this Lease to a third party. Any such Foreclosing Party is expressly made a third party beneficiary of the foregoing provisions, and all other provisions of this Lease which are for the benefit of a Foreclosing Party, which rights shall survive a foreclosure of the deed of trust or mortgage.

27.      FORCE MAJEURE

         Landlord will not be deemed in Landlord Default or have liability to Tenant, nor will Tenant have any right to terminate this Lease or abate rent or assert a claim of partial or constructive eviction, because of Landlord's failure to perform any of its obligations under this Lease if the failure is due in part or in full to reasons beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation by Landlord, that time period will be extended by the period of any delay in Landlord's performance caused by such events as described herein.

28.      MISCELLANEOUS PROVISIONS

         28.01 Whenever the context of this Lease requires, the word "person" shall include any entity, and the singular shall include the plural and the plural shall include the singular. If more than one person or entity is Tenant, the obligations of each such person or entity under this Lease will be joint and several. Without diminishing the provisions of Paragraph 17, the terms, conditions and provisions of this Lease will apply to and bind the heirs, successors, executors, administrators and assigns of Landlord and Tenant.

                            11 - FULL SERVICE LEASE

         28.02 The captions and headings of this Lease are used for the purpose of convenience only and shall not be construed to interpret, limit or extend the meaning of any part of this Lease. This Lease contains all of the agreements and conditions made between Landlord and Tenant and may not be modified in any manner other than by a written agreement signed by both Landlord and Tenant. Any statements, promises, agreements, warranties or representations, whether oral or written, not expressly contained herein will in no way bind Landlord and Tenant expressly waives all claims for damages by reason of any statements, promises, agreements, warranties or representations, if any, not contained in this Lease. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by a regional vice president or higher of Landlord or of Landlord's management company, and no custom or practice which may develop between the parties during the Lease Term shall waive or diminish the Landlord's right to enforce strict performance by Tenant of any terms of the Lease. No waiver by Landlord of a Default by Tenant of any term, covenant or condition of this Lease will be deemed a waiver of any other term, covenant or condition of this Lease, or of any subsequent Default by Tenant of the same or any other term, covenant or condition of this Lease. No delay or omission by Landlord to seek a remedy for any Tenant Default of this Lease shall be deemed a waiver by Landlord of its remedies or rights with respect to such Default. Additionally, regardless of Landlord's knowledge of a Default at the time of such acceptance, the acceptance of rent or any other payment by Landlord will not constitute a waiver by Landlord of any Default by Tenant. The duties and warranties of Landlord are limited to those expressly stated in this Lease and do not and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Landlord other than those contained in this Lease. This Lease is governed and construed in accordance with the laws of the state in which the Premises are located, and venue of any legal action will be in the county where the Premises are located.

         28.03 Time is of the essence for the performance of each term, condition and covenant of this Lease.

         28.04 This Lease has been fully reviewed by both parties and shall not be strictly or adversely construed against the drafter. If any provision contained herein is determined to be invalid, illegal or unenforceable in any respect, then (a) such provision shall be enforced to the fullest extent allowed, and (b) such invalidity, illegality, or unenforceability will not affect any other provision of this Lease.

         28.05 Tenant hereby agrees not to disclose any terms of this Lease without the prior written consent of Landlord. Tenant shall not record this Lease or any short form memorandum hereof.

         28.06 The rights and obligations of the parties under this Lease shall survive the expiration of this Lease and the termination of this Lease and/or of Tenant's right of possession.

         28.07 Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with this Lease, other than the person(s) listed in Paragraph 1 above. Landlord and Tenant each agree to indemnify the other against all costs, expenses, legal fees and other liability for commissions or other compensation claimed by any other broker or agent by reason of the act or agreement of the indemnifying party.

         28.08 Tenant shall not permit or allow any activity in the Premises which will have an adverse effect on indoor air quality, including smoking and any remodeling activity or introduction of materials which would have such an effect. Landlord shall have the right, but not the obligation, to monitor indoor air quality within the Project. Tenant shall take such steps to protect and to improve indoor air quality as Landlord may request from time to time.

         28.09 Landlord has no duty to provide security for any portion of the Project. To the extent Landlord elects to provide any security, Landlord is not warranting the effectiveness of any security personnel, services, procedures or equipment and Tenant shall not rely on any such personnel, services, procedures or equipment. Landlord shall not be liable for failure of any such security personnel, services, procedures or equipment to prevent or control, or to apprehend anyone suspected of, personal injury or property damage in, on or around the Project.

         28.10 The grant of any consent or approval required from Landlord under this Lease shall be proved only by proof of a written document signed and delivered by Landlord expressly setting forth such consent or approval. Unless otherwise specified herein, any such consent or approval may be withheld in Landlord's sole discretion. Any consent may be issued subject to conditions determined by Landlord, in its sole discretion. Notwithstanding any other provision of this Lease, the sole and exclusive remedy of Tenant for any alleged or actual improper withholding, delaying or conditioning of any consent or approval by Landlord shall be the right to specifically enforce any right of Tenant to require issuance of such consent or approval on conditions allowed by this Lease; in no event shall Tenant have the right to terminate this Lease, to collect monetary damages, or to pursue any other remedy for any actual or alleged improper withholding, delaying or conditioning of any consent or approval, regardless of whether this Lease requires that such consent or approval not be unreasonably withheld, conditioned or delayed.




         28.11 Tenant agrees to abide by, keep and observe all Rules and Regulations set forth in Exhibit "D" and all additions and amendments to the same of which Landlord provides written notice to Tenant. Landlord will not be responsible to Tenant for any nonperformance by any other Tenant, occupant or invitee of the Property of any said Rules and Regulations.

         28.12 Tenant will not place any signage on or about the Property, or on any part thereof, without the prior written consent of Landlord which Landlord may withhold or condition in its sole discretion. All Tenant signage will comply with the terms and conditions of this Lease, the sign criteria set forth in Exhibit "C" and Exhibit "D," or other criteria which Landlord may establish from time to time.

         28.13 Tenant will not vacate or abandon the Premises, or permit the Premises to remain unoccupied for any period longer than fifteen (15) consecutive days any time during the Lease Term. If Tenant abandons, vacates, or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Tenant left in or about the Premises will, at the option of Landlord, be deemed abandoned and may be disposed of by Landlord at the expense and risk of Tenant.

                            12 - FULL SERVICE LEASE

         28.14 In the event any party to this Lease initiates litigation to enforce the terms of this Lease or to declare rights under this Lease, the prevailing party will be entitled to collect its reasonable attorneys fees shall include all attorneys fees incurred at and in preparation for discovery, arbitration, trial, appeal and review, including deposition attorneys fees. This attorneys fee provision shall also apply to all litigation and other proceedings in Bankruptcy Court.

         28.15 Submission of this document for examination and signature by Tenant is not an offer to lease and does not create a reservation or option to lease. This document will become effective and binding only upon full execution and delivery by both Tenant and Landlord.

29.      NO SMOKING

         29.01 Smoking of any kind is strictly prohibited, at all times, at any location on this property, except in the designated smoking area which is located at the OUTSIDE PERIMETER OF BUILDING ONLY. Landlord may relocate the designated smoking area at its sole discretion, at any time during the term of this lease.

30.      SIGNAGE

         Tenant shall be granted one (1) non illuminated, 'eyebrow' sign, to be located on the second panel from the west side of the 1241 East Dyer Road Building, as depicted on the attached Exhibit "E". All signage is subject to the criteria established for the project as described on Exhibit "C". All signage shall be at Tenant's sole cost and expense. At the expiration of the Lease, Tenant shall at its cost and expense remove any signage installed by Tenant, and repair any damage to the building created by such installation, reasonable wear and tear excepted.

31.      LANDLORD'S OPTION TO CONVERT COMMON AREA

         At Landlord's option, and with sixty (60) days written notice, Landlord may elect to convert a portion of Tenant's Premises for use as a lobby (hereinafter referred to as 'Common Area Lobby'), in the area shown on the attached Exhibit F. Tenant shall vacate the area in 'broom clean' condition, by the effective date of Landlord's notice. All costs to demise the Common Area Lobby shall be borne by Landlord, including any reasonable costs incurred by Tenant to relocate telephones or computer cabling. Tenant and Landlord shall promptly sign an Amendment to Lease, documenting the revised Premises, Monthly Base Rent and Tenant's Proportionate Share.

                            13 - FULL SERVICE LEASE

                                    EXHIBIT A


                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

PARCEL A:

PARCELS 1, 2, 5 AND 6 OF PARCEL MAP NO. 84-882, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 206, PAGES 22 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA.


PARCEL B:

PARCEL 4 OF PARCEL MAP NO. 84-882, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 206, PAGES 22 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT PORTION OF PARCEL 3 OF SAID PARCEL MAP NO. 84-882 DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHERLY TERMINUS OF THAT CERTAIN COURSE IN THE EASTERLY LINE OF SAID PARCEL 4, SHOWN AS HAVING A BEARING AND DISTANCE OF "NORTH 0(degree) 29' 45" EAST 288.39 FEET" ON SAID PARCEL MAP; THENCE NORTH 0(degree) 29' 45" EAST
92.51 FEET ALONG SAID EASTERLY LINE TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID EASTERLY LINE NORTH 0(degree) 29' 45" EAST 89.19 FEET; THENCE LEAVING SAID EASTERLY LINE SOUTH 59(degree) 26' 17" EAST 44.68 FEET; THENCE, SOUTH 30(degree) 33' 43" WEST 77.19 FEET TO THE TRUE POINT BEGINNING. SAID LAND IS ALSO BEING SHOWN AS PARCEL 1 ON EXHIBIT B OF LOT LINE ADJUSTMENT NO. 97-021, RECORDED MAY 12, 1998 AS INSTRUMENT NO. 19980292173, OFFICIAL RECORDS.


PARCEL C:

PARCEL 3 OF PARCEL MAP NO. 84-882, IN THE CITY OF SANTA ANA, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 206, PAGES 22 THROUGH 31 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM THAT PORTION OF SAID PARCEL 3 DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHERLY TERMINUS OF THAT CERTAIN COURSE IN THE EASTERLY LINE OF PARCEL 4 OF SAID PARCEL MAP, SHOWN AS HAVING A BEARING AND DISTANCE OF "NORTH 0(degree) 29' 45" EAST 288.39 FEET" ON SAID PARCEL MAP; THENCE NORTH 0(degree) 29' 45" EAST 92.51 FEET ALONG SAID EASTERLY LINE TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID EASTERLY LINE NORTH 0(degree) 29' 45" EAST 89.19 FEET; THENCE LEAVING SAID EASTERLY LINE SOUTH 59(degree) 26' 17" EAST 44.68 FEET; THENCE, SOUTH 30(degree) 33' 43" WEST 77.19 FEET TO THE TRUE POINT BEGINNING. SAID LAND IS ALSO BEING SHOWN AS PARCEL 2 ON EXHIBIT B OF LOT LINE ADJUSTMENT NO. 97-021, RECORDED MAY 12, I998 AS INSTRUMENT NO. 19980292173, OFFICIAL RECORDS.


PARCEL D:

A NON-EXCLUSIVE EASEMENT FOR ROAD AND ACCESS PURPOSES OVER THAT PORTION OF PARCEL 4 AND LOT A OF PARCEL MAP NO. 79-908, AS SHOWN ON A MAP FILED IN BOOK 151, PAGES 26, 27 AND 28 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA, AS CREATED BY RESTATED AND AMENDED EASEMENT AND MAINTENANCE AGREEMENT RECORDED MARCH 30, 1988 AS INSTRUMENT NO. 88-145016, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT A; THENCE NORTH 0(degree) 34' 20" EAST 246.96 FEET ALONG THE WESTERLY LINE OF SAID LOT A AND PARCEL 4; THENCE SOUTH 89(degree) 05' 26" EAST 80.93 FEET TO A POINT IN THE EASTERLY LINE OF SAID LOT A, SAID EASTERLY LINE BEING A CURVE CONCAVE SOUTHEASTERLY HAVING RADIUS OF
243.70 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 79(degree) 04' 43" WEST; THENCE ALONG SAID EASTERLY LINE AND THE SOUTHERLY LINE OF SAID LOT A, THE FOLLOWING COURSES:

SOUTHWESTERLY 44.06 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 10(degree) 21' 28" TO THE BEGINNING OF A COMPOUND CURVE CONCAVE EASTERLY HAVING RADIUS OF
231.11 FEET. SOUTHERLY 77.34 FEET ALONG SAID CURVE THROUGH CENTRAL ANGLE OF 19(degree) 10' 25" TO THE BEGINNING OF A REVERSE CURVE CONCAVE WESTERLY HAVING RADIUS OF 208.81 FEET, SOUTHERLY 69.88 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 19(degree) 10' 25", SOUTH 0(degree) 33' 49" WEST 31.95 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 273.00 FEET SOUTHEASTERLY 42.25 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 89(degree) 39' 15" TO A POINT OF CUSP WITH SAID SOUTHERLY LINE, AND NORTH 89(degree) 05' 26" WEST 128.23 FEET TO THE POINT OF BEGINNING.

                            14 - FULL SERVICE LEASE

                             EXHIBIT A-1- FLOOR PLAN


                         1241 East Dyer Road, Suite 150
                               Santa Ana, CA 92705


                              [FLOOR PLAN DIAGRAM]


                            15 - FULL SERVICE LEASE

                           EXHIBIT A-2 - BUILDING PLAN


                                1241 FIRST FLOOR


                             [BUILDING PLAN DIAGRAM]





                                1241 SECOND FLOOR


                             [SECOND FLOOR DIAGRAM]



                            16 - FULL SERVICE LEASE

                             EXHIBIT A-3 - SITE PLAN


                               [SITE PLAN DIAGRAM]

                            17 - FULL SERVICE LEASE

                                    EXHIBIT B

                            LANDLORD'S WORK AGREEMENT


THIS LANDLORD'S WORK AGREEMENT ("Landlord's Work Agreement") is entered into as of ______________ 2004, by and between PS BUSINESS PARKS, L.P., ("Landlord"), and Raptor Networks Technology, Inc., a California Corporation ("Tenant").

R E C I T A L S: Concurrently with the execution of this Landlord's Work Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A-1 attached to the Lease. All terms not defined herein have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.


In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants contained herein and in the Lease, Landlord and Tenant agree as follows:


1. LANDLORD'S WORK. As used in the Lease and this Landlord's Work Agreement, the term "Landlord's Work" means those items of general tenant improvement construction shown on the Final Plans (as defined in Paragraph 4(b) below). Landlord shall cause to be performed Landlord's Work as shown on, and in accordance with, the Final Plans, subject to "Tenant Delay" and "Force Majeure Delay" (as those terms are defined in Paragraph 8 below), using Building Standard (as defined below) methods, materials and finishes. Landlord's supervision or performance of any work for or on behalf of Tenant shall not be deemed a representation by Landlord that the Final Plans, or related space planning, architectural and engineering drawings, or any revisions thereto, comply with applicable insurance requirements, building codes, ordinances, laws or regulations, or Landlord's Work constructed in accordance with the Final Plans and any revisions thereto will be adequate for Tenant's use.


2. WORK SCHEDULE. Within 5 days after the execution of the Lease, Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("Work Schedule") which will set forth the timetable and various items of work and approvals for the planning and completion of the installation of Landlord's Work. The Work Schedule will be submitted to Tenant for its approval, which approval Tenant agrees not to unreasonably withhold, and, once approved by both Landlord and Tenant; the Work Schedule will become the basis for completing improvements to be performed by Landlord. All plans and drawings required by this Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. Tenant agrees to approve or disapprove the Work Schedule, as it may be modified after discussions between Landlord and Tenant within three (3) business days after the date the Work
Schedule is first received by Tenant. Landlord may from time to time modify the Work Schedule during construction, subject to Tenant review and approval of such modifications.


3. CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints the following person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Landlord's Work Agreement: LETITIA COLLINS. Tenant hereby appoints the following person(s) as Tenant's representative: BOB VAN LEYEN ("Tenant's Representative") to act for Tenant in all matters covered by this Agreement:. Notwithstanding anything to the contrary contained in the Lease, any notice given by one party to the other party in connection with the Landlord's Work or matters set forth in this Agreement shall be given to either the Landlord's Representative or the Tenant's Representative (as the case may be) and can be communicated to such individual verbally or in writing, telephonically, by facsimile transmission, by regular United States Postal Service mail, or by the other means of mail delivery specified in the Lease. Either party may change its representative under this Landlord's Work Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.


4.       LANDLORD'S WORK PLANS.

(a) PREPARATION OF SPACE PLANS. Attached hereto as Schedule I are the preliminary space plans prepared by Landlord's architect and approved by Tenant and Landlord ("Space Plans"). The Space Plans are sufficient to convey the architectural design of the Premises and layout of the Landlord's Work therein.





(b) PREPARATION OF FINAL PLANS. Based on the Space Plans, and in accordance with the Work Schedule, Landlord's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Landlord's Work for the Premises (collectively, the "Final Plans"). The Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduit or other improvements from the base Building shell work and/or within common areas (c) all other specifications for Landlord's Work and (d) "Tenant Extras", as hereinafter defined. The Final Plans will be submitted to Tenant for signature to confirm that they are consistent with the Space Plans. If Tenant reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Tenant agrees to advise Landlord in writing of such disapproval and the reasons therefore within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Landlord will then cause Landlord's architect to redesign the Final Plans incorporating the revisions reasonably requested by Tenant so as to make the Final Plans consistent with the Space Plans.

                            18 - FULL SERVICE LEASE

(c) REQUIREMENTS OF TENANT'S FINAL PLANS. Tenant agrees that Tenant's Final Plans must include locations and complete dimensions, and the Landlord's Work, as shown on the Final Plans, must: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) if not comprised of the Building Standards as depicted on Schedule 2 (the "Standards"), then compatible with and of at least equal in quality to the Standards and approved by Landlord;
         (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require Building services beyond the level normally provided to other tenants in the Building and will not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion. After approval of the Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes will be subject to the terms of Paragraph 5 below. Notwithstanding anything to the contrary in this Paragraph, if changes are needed to the Final Plans due to incomplete information on the Final Plans or in the existing field conditions that Tenant was not made aware of and as a result changes are needed in the Final Plans which may result in additional design and/or construction costs, Tenant shall not be responsible to pay for those additional costs.


5.       PAYMENT FOR LANDLORD'S WORK.

(a) PAYMENTS. In connection with the Premises, provided that no Tenant Default under the Lease has occurred and is continuing, and provided further that no event or omission has occurred which, with the passage of time or the giving of notice by Landlord, or both, could constitute a Tenant Default under the Lease, Landlord hereby agrees to construct Landlord's Work at its cost and expense, which shall include the following:

         (i) Payment of the cost of preparing the Space Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete Landlord's Work. Landlord's Work will not be used for the payment of extraordinary design work not consistent with the scope of the Standards (i.e., above-standard design work) or for payments to any other consultants, designers or architects other than Landlord's architect.

         (ii) Construction of Landlord's Work per Final Plans (but excluding the cost of any items in excess of the Standards, defined hereinafter as Tenant Extras), including, without limitation, the following:

                  (1) Installation within the Premises of all partitioning, doors, floor coverings, ceilings and painting, millwork and similar items;

                  (2) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

                  (3) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises.

                  (4) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

                  (5) All plumbing, fixtures, pipes and accessories necessary for the Premises;

                  (6)      Testing and inspection costs; and

                  (7) Fees for the contractor including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Landlord's Work.




(b) CHANGES. Should Landlord, Landlord's Contractors, or Municipal Inspectors deem that changes from the approved Final Plans are required, written notice shall be given to Tenant's Representative. Notice shall include sufficient descriptions, drawings and other details so that an evaluation can be made of the impact of the proposed change. Tenant warrants that Tenant's Representative shall within three
         (3) business days either approve such change or formally object stating the reasons for the objection. If an objection is raised, Tenant agrees to work with Landlord to develop reasonable alternate ways to accomplish the desired change. Landlord agrees to revise the Final Plans to include all such approved changes.

(c) TENANT EXTRAS. Any improvements included in the Final Plans at the request of Tenant that are in excess of the Standards, shall be defined as "Tenant Extras" and shall include, but not be limited to the following: white boards or similar type writing boards, security systems, wall coverings, carpet in excess of Landlord's carpet specifications per the Standards, specialty air conditioning units. Tenant agrees to pay Landlord for any Tenant Extras prior to the commencement of construction and within five (5) business days after invoice therefor.


6.       CONSTRUCTION OF LANDLORD'S WORK.

Until Tenant approves the Final Plans, Landlord will be under no obligation to cause the construction of any of the Landlord's Work. Following Tenant's approval of the Final Plans described in Subparagraphs 4(b) and 4(c) above, Landlord shall engage a fully-licensed general contractor to perform Landlord's Work and such contractor will commence and diligently proceed with the


                            19 - FULL SERVICE LEASE
construction of Landlord's Work subject to Tenant Delays and Force Majeure Delays (each such term being defined in Paragraph 8 below). Promptly upon the commencement of Landlord's Work, Landlord will furnish Tenant with a construction schedule letter setting forth the projected completion dates therefor and showing the deadlines for any actions required to be taken by Tenant during such construction, and Landlord may from time to time during construction of such work modify such schedule. Landlord will give Tenant the benefit of any construction warranty made to Landlord by Landlord's contractor.


7.       SUBSTANTIAL COMPLETION.

(a) SUBSTANTIAL COMPLETION. Landlord's Work will be deemed to be "substantially completed" when Landlord's architect certifies in writing to Landlord and Tenant that Landlord: (i) is able to provide Tenant with access to the Premises; (ii) has substantially performed all of the Landlord's Work required to be performed by Landlord under this Landlord's Work Agreement, other than decoration and minor "punch-Iist" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises. Within 10 days after receipt of such certificate from Landlord's contractor, Tenant will conduct a walk-through inspection of the Premises with Landlord and develop with Landlord a written punch-list specifying those decorations and other punch-list items which require completion (the "Punch List"), which items Landlord shall thereafter diligently complete within 10 days. At any time after substantial completion of the Landlord's Work, Landlord may enter the Premises to complete Punch List items, and such entry by Landlord or its agents, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease, or impose any other liability upon Landlord or its agents, employees or contractors, unless Landlord or its agent cause damage to the Premises. Notwithstanding the previous sentence Landlord agrees to schedule such work to complete the punch list items with Tenant so as to not cause any disruption to Tenant's business and use of the Premises.

(b) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant when Landlord's Work has been substantially completed in accordance with Subparagraph 7(a) above. The parties estimate that Landlord will deliver possession of the Premises to Tenant and the Term of the Lease will commence on or before the Scheduled Term Commencement Date set forth in the Basic Lease Information, subject to Tenant Delay and Force Majeure Delay. Landlord agrees to use its commercially reasonable efforts to cause the Premises to be substantially completed on or before the Scheduled Term Commencement Date.

8. DELAYS IN WORK. Notwithstanding the Scheduled Term Commencement Date, Tenant's obligation to pay Rent under the Lease shall not commence until Landlord shall have substantially completed all Landlord's Work to be performed by Landlord as set forth in Paragraph 1 above; provided, however, if Landlord shall be delayed in substantially completing the Landlord's Work for any reason set forth in the following subparagraphs (a) through (e) ("Tenant Delay"), then neither the Term Commencement Date nor the payment of Rent there under shall be affected or deferred on account of such delay:

         (a) Tenant's failure to timely perform any of its obligations pursuant to this Agreement, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule or any schedule delivered by Landlord to Tenant pursuant to this Agreement or Tenant's failure to furnish any information required for the completion, and Landlord approval, of the Space Plans, the Final Plans or the Landlord's Work;

         (b) Tenant's changes to Final Plans which require additional time to complete (notwithstanding Landlord's approval of such changes);

         (c) Tenant's failure, for a period of three (3) business days or more, to agree upon the Final Plans;

         (d) Tenant's request for materials, or finishes, which are not readily available or which are incompatible with the Standards;

         (e) any other delay or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants or any other Person performing or required to perform services on behalf of Tenant.




If any cause beyond the reasonable control of Landlord (a "Force Majeure Delay"), including, without limitation, fire, earthquake, explosion, flood, hurricane, natural disasters, limitations or interference of governmental authorities or its agents, war, terrorist act or acts, invasion, insurrection, rebellion, riots, strikes or lockouts, or any reasons beyond Landlord's reasonable control which causes substantial completion of the Landlord's Work to be delayed beyond the Scheduled Term Commencement Date, then the Term Commencement Date shall be delayed and Rent shall be abated during such period of delay, except to the extent that Tenant occupies the Premises for the Permitted Use, or any portion thereof, during the period of such delay.


9.       MISCELLANEOUS.

(a) Landlord's Work shall be done by Landlord, or its designees, contractors or subcontractors, in accordance with the terms, conditions and provisions herein contained.

                            20 - FULL SERVICE LEASE

(b) Except as herein expressly set forth or in the Lease, Landlord has no agreement with Tenant and has no obligation to do any other work with respect to the Premises. Any other work in the Premises which Tenant may be permitted by Landlord to perform prior to the Term shall be done at Tenant's sole cost and expense shall be coordinated through Landlord's Representative and in accordance with the terms and conditions and requirements as Landlord deems necessary or desirable. Any additional work or alterations to the Premises desired by Tenant after the substantial completion of Landlord's Work provided for herein shall be subject to the provisions of the Lease.


(c) The liability of Landlord hereunder or under any amendment hereto or any instrument or document executed in connection herewith (including, without limitation, the Lease) shall be limited to and enforceable solely against Landlord's interest in the Building.


IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Landlord's Work Agreement to be duly executed by their duly authorized representatives as of the date set forth above.

          ------------------------------------ ---------------------------------
          "Landlord"                           "Tenant"

          PS BUSINESS PARKS, L.P.,             RAPTOR NETWORKS TECHNOLOGY,
          a California limited partnership     a California Corporation

              By: /s/ Stuart Hutchison         By: /s/ Thomas M. Wittenschlaeger
                  ---------------------------     ------------------------------
                   Stuart Hutchison                Thomas M. Wittenschlaeger
                                                   Bob van Leyen
              Its:                             Its:
                   --------------------------      -----------------------------
                   Regional Manager                CEO

              Date:    5/3/04                  Date:    4/25/04
                    -------------------------        ---------------------------
          ------------------------------------ ---------------------------------

                            21 - FULL SERVICE LEASE

                             SCHEDULE 1 TO EXHIBIT B

                        [SCHEDULE 1 TO EXHIBIT B DIAGRAM]



                            22 - FULL SERVICE LEASE

                             SCHEDULE 2 TO EXHIBIT B

                               BUILDING STANDARDS
                          ORANGE COUNTY BUSINESS CENTER
                               1241 EAST DYER ROAD

---------------------------------------------------        -------------------------------------------------

                PROJECT STANDARDS                                          TENANT ALLOWANCES
---------------------------------------------------        -------------------------------------------------

PERIMETER WALLS                                            PERIMETER WALLS
---------------                                            ---------------
o    EXTERIOR WALL FURRING                              o  EXTERIOR WALL FURRING

     FULL HEIGHT WALL (1ST & 2ND FLOOR):                      FULL HEIGHT WALL (1ST ^ 2ND FLOOR):
     Metal studs, 2-1/2" 25 GA @ 24" OC                       Base Building (Shell & Core) per Plan
     Gypsum board, 5/8" (type X) one side
     Insulation, R-8 fiberglass
     Metal casing beads at all exposed edges
     Install floor to +/- 9'6" (field verify)
     Taped smooth ready for paint

     1ST FLOOR @ WINDOWS:                                  1ST FLOOR @ WINDOWS:
     Metal studs, 2-1/2" 25 GA @ 24" OC                       Base Building (Shell & Core) per Plan
     Gypsum board, 5/8" (type X) one side
     Insulation, R-8 fiberglass
     Metal casing beads at all exposed edges
     Install below & above window (FIELD
     verify)
     Taped smooth ready for paint

     2ND FLOOR @ WINDOWS:                                  2ND FLOOR @ WINDOWS
     Metal studs, .2-1/2" 25 GA @ 24" OC                      Base Building (Shell & Core) per Plan
     Gypsum board, 5/8" (type X) one side
     Insulation, R-8 fiberglass
     Metal casing beads at all exposed edges
     Install 3' below & 1' above window (FIELD
     VERIFY)
     Taped smooth ready for paint

o    DEMISING PARTITIONS                                o  DEMISING PARTITIONS

TENANT:                                                       TENANT:
     Metal studs, 2-1/2" 25 GA @ 24" OC                       One (1) linear foot per 42 USF
     Gypsum board, 5/8" (type X) each side
     Insulation, R-11 fiberglass
     Pertinent metal casing beads where applicable
     Install floor to structure above (FIELD VERIFY)
     Taped smooth ready for paint up to 9'0"
     Fire tape only from 9'0" to structure above
     Seismic bracing per local code

     COMMON AREA/CORRIDOR:                                 COMMON AREA/CORRIDOR:
     Metal studs, 2-1/2" 25 GA @ 24" OC                       One Half of Partition as Required
     Gypsum board, 5/8" (type X) each side                    One Half @ Base Building (Shell & Core)
     Insulation, R-11 fiberglass
     Pertinent metal casing beads where applicable
     Install floor to structure above (FIELD VERIFY)
     Taped smooth ready for paint up to 9'0"
     Fire tape only from 9'0" to structure above
     Seismic bracing per local code

o    INTERIOR PARTITIONS                                o  INTERIOR PARTITIONS

     FULL HEIGHT:                                          FULL HEIGHT:
     Metal studs, 2-1/2" 25 GA @ 24" OC                       One (1) linear foot per 10 1/2USF
     Gypsum board, 5/8" (type X) each side
     Metal casing beads at all exposed edges
     Install floor to finished ceiling,  +/-9'0"
     (FIELD VERIFY)
     Taped smooth ready for paint
     Seismic bracing per local code

     *PONY WALL:                                           *PONY WALL:
     Metal studs, 2-1/2" 25 GA @ 24" OC                       *SPECIFICATION ONLY (NO ALLOWANCE)
     Gypsum board, 5/8" (type X) each side
     Metal casing beads at all exposed edges
     Install floor to +/- 3'6" (FIELD VERIFY)
     Taped smooth ready for paint
------------------------------------------------------- --------------------------------------------------

                                  WORK LETTER
                      PROJECT STANDARDS - TENANT ALLOWANCE

                                       1



---------------------------------------------------        -------------------------------------------------

                PROJECT STANDARDS                                          TENANT ALLOWANCES
---------------------------------------------------        -------------------------------------------------

     DOORS/FRAMES
     ------------

o    TENANT ENTRY/CORRIDOR DOOR

DOOR:                                                        DOORS/FRAMES
1 3/4' solid core Red Oak, single skin, plain                ------------
sliced, 3'0" x  8'10" (20 minute). Clear                o     TENANT ENTRY/CORRIDOR DOOR
lacquer finish                                             One (1) door assembly per Tenant
                                                           OR AS REQUIRED BY CODE
FRAME:
3'0" x 8'10" Western Integrated Style 318
aluminum, black anodized (20 minute)
with smoke seal

HINGES:
4 1/2x4 1/2 ball bearing with non-removable pin
(2 pair) Stanley FBB179 (#625 finish)

LOCKSET:
Schlage #L945303A tubular lever (#625 finish)

CLOSER:
Norton #8501, aluminum finish

FLOORSTOP:
Quality #331ES (#625 finish)

o    TENANT INTERIOR DOOR

DOOR:
1 3/4" solid core Red Oak,  single skin,  plain
sliced, 3'0" x 8'0" Clear lacquer finish                o     TENANT INTERIOR DOOR

FRAME:                                                     One (1) door assembly per 250 USF
3'0" x 8'0", Timely, steel frame, black finish

HINGES:
4 1/24 1/2 (3 pair) Stanley F179 (#625 finish)

LATCHSET (NO KEY):
Schlage #D10S Olympiad (#625 finish)

FLOORSTOP:
Quality #331ES (#625 finish)

ELECTRICAL
----------

o    DEDICATED DUPLEX OUTLET
                                                           ELECTRICAL
120V, 15A rated receptacle, Leviton Ivory cover            ----------
plate Install vertically at 18" AFF to                  o     DEDICATED DUPLEX OUTLET
centerline of outlet Separate Circuit
                                                           One (1) per 1,500 USF
o    DUPLEX OUTLET                                         (MINIMUM 1 PER TENANT)

120V, 20A rated receptacle, Leviton Ivory cover         o     DUPLEX OUTLET
plate Install vertically at 18" AFF to                     One (1) per 120 USF
centerline of outlet (circuited in grouping
per Code)

o    *FOURPLEX OUTLET                                   o     FOURPLEX OUTLET

120V, 15A rated receptacle, Leviton Ivory cover            *MAY SUBSTITUTE FOR STANDARD DUPLEX
plate Install vertically at 18" AFF to                     AT THE RATE OF ONE (1) PER 240 USF
centerline of outlet (circuited in grouping per
Code)                                                   o     TELEPHONE OUTLET/DATA LINE
                                                           One (1) per 200 USF
o     TELEPHONE OUTLET/DATA LINE
Pull cord in 3/4" conduit stubbed up 6" above
ceiling, install outlet vertically at 18"
AFF to centerline of outlet (Tenant installs
teflon coated cable and coverplate)
------------------------------------------------------- --------------------------------------------------

                                  WORK LETTER
                      PROJECT STANDARDS - TENANT ALLOWANCE

                                       2



---------------------------------------------------        -------------------------------------------------

                PROJECT STANDARDS                                          TENANT ALLOWANCES
---------------------------------------------------        -------------------------------------------------

HVAC                                                       HVAC
----                                                       ----
o    SYSTEM                                             o     SYSTEM
Variable Volume Temperature (VVT) Controlled System,       1,000 CFM (2.5 Tons) per 1,000 USF
     supplied by single zone rooftop mounted package
     units

o    THERMOSTAT                                         o     THERMOSTAT
Carrier CCS                                                One (1) 6VVT subzone control per 1,000 USF

o     DIFFUSERS                                         o     DIFFUSERS

SUPPLY AIR:                                                SUPPLY AIR:
2x2,  360(degree) drop-in, adj louvers,                    One (1) per 100 USF
perforated grill (white)
                                                           RETURN AIR:
RETURN AIR:                                                One (1) per 100 USF
(RA) White 2x2 perforated grill (white)

FIRE PROTECTION                                            FIRE PROTECTION
---------------                                            ---------------
o    SPRINKLERS                                         o     SPRINKLERS
Semi-recessed head with trim ring (#625 finish),           per Code, subject to Interior Partition Allowance
extended from shell supply loop, installed in
suspended acoustic ceiling at center of ceiling
tile, per Code and local Fire Marshal

o    SMOKE ALARMS                                       o     SMOKE ALARMS
Specify                                                    per Code, subject to Interior Partition Allowance

o    EXTINGUISHERS                                      o     EXTINGUISHERS
#10 ABC portable extinguisher                              per Code, subject to Interior Partition Allowance
Install in surface mounted bracket

LIGHTING                                                   LIGHTING
--------                                                   --------
o    FLUORESCENT (2 X 4)                                o     FLUORESCENT (2 X 4)

FIXTURE:                                                   FIXTURES/LENS/LAMP/SWITCHING:
Metalux Cat #2G-340 A-277 ESB (3) Lamp Troffer,            One (1) fixture/lens/lamp assembly per 75 USF
electronic ballast, white baked enamel steel               One (1) switch per 300 USF
housing (seismic reinforcement as required)                (MINIMUM 1 SWITCH PER INTERIOR DEMISE)

LENS (AS DETERMINED BY LANDLORD):
     1.  Acrylic paracube
     2.  Acrylic prismatic

LAMPS:
F32 T8 3500K

SWITCHING:
All areas shall be controlled by occupant sensor as required per demised area, per Title 24, (LIGHT-O-MATIC or WAT-SAVER)
(within 8" of centerline, lockset side
of door frame)

o    RECESSED DOWN LIGHT                                o     RECESSED DOWN LIGHT
                                                           *SPECIFICATION ONLY (ON ALLOWANCE)

FIXTURE:
Halo H7 Series, or equal (with required conduit)

LAMP:
Compact Fluorescent

SWITCHING:
Single Switch (277V/15A) or Dimmer Switch
(600W/120V rotary/push on/off ), Ivory cover plate (within 8" of centerline, lockset side of door frame)

o EXIT SIGN                                             o     EXIT SIGN
     Juno EXG50 WH, white/green led                        per Code, subject to Interior Partition
                                                           Allowance
------------------------------------------------------- --------------------------------------------------


                                  WORK LETTER
                      PROJECT STANDARDS - TENANT ALLOWANCE

                                       3



---------------------------------------------------        -------------------------------------------------

                PROJECT STANDARDS                                          TENANT ALLOWANCES
---------------------------------------------------        -------------------------------------------------

GLAZING                                                    GLAZING
-------                                                    -------

o    *SIDELIGHT                                         o     SIDELIGHT
     2" X Full Height 1/4" tempered glass                  *SPECIFICATION ONLY (NO ALLOWANCE)
     (per Code) in Timely steel frame, black
     finish (install 9" from door frame)

CEILING                                                    CEILING
-------                                                    -------

o    ACOUSTICAL CEILING (2 X 4)                         o     ACOUSTICAL CEILING (2 X 4)

GRID:                                                      GRID:
Donn DX Series steel "T", white enamel, accessories        per Plan (installation of "L" trim
(install "L" trim where wall penetrates ceiling grid)      subject to Project Standard
                                                           partitioning)

TITLE (AS DETERMINED BY LANDLORD):                         TITLE:
     1.  Armstrong Second Look II                          per Plan
     2.  Armstrong "Fissured" 5/8" 755B, Lay-in

FLOORING                                                   FLOORING
--------                                                   --------
o    CARPET                                             o     CARPET

     30 oz cut pile (Designweave Windswept Classic)        per Plan (general office, circulation areas)
     installed over 3/8" Nova pad in private offices,
     installed w/o pad (glue down) in open areas
     (Tenant may select color from Designweave options
     offered by Landlord)

o    VCT                                                o     VCT

     12"x 12" (1/8" gauge) vinyl composition tile          per Plan (storage and utility areas)
     (Tenant may select color from Armstrong
     Imperial Texture Standard Excelon options
     offered by Landlord)

o    BASE                                               o     BASE
     4" rubber straight carpet base (Tenant may            per Perimeter Wall, Demising Wall
     select color from Burke options offered by            and Interior Partition allowance
     Landlord)

PAINT                                                      PAINT
-----                                                      -----

     Frazee Lo Glow latex (or approved equal),                per Perimeter Wall, Demising Wall
     Two (2) coats or as necessary for uniform finish         and Interior Partition allowance
     (Tenant may select color from Frazee options
     offered by Landlord)

WALL COVERING                                              WALL COVERING
-------------                                              -------------

     1" black mini blind, Levelor Riveria                     per Exterior Window Assembly




NOTE: STANDARD SPECIFICATIONS ARE SUBJECT TO CHANGE
BASED ON AVAILABILITY OF PRODUCT AND OWNERS DISCRETION


                                   WORK LETTER
                      PROJECT STANDARDS - TENANT ALLOWANCE

                                   EXHIBIT "C"
                   ORANGE COUNTY BUSINESS CENTER SIGN CRITERIA


Signs are an integral part of the overall appearance of the Office Park and must be designed and controlled to contribute to this quality environment. To ensure a high level of appearance of all graphics and signs, the following criteria has been developed.

This criterion has been prepared to meet the standards established by the County of Orange and the City of Santa Ana, Planning and Fire Departments.

In fairness to all, conformance will be strictly enforced. Any non-conforming signs will be brought into conformance at the Tenant's expense. Except as provided herein, no other sign (banners, painted, illuminated, etc.) on exterior or interior window areas, will be allowed. Tenant shall be responsible to remove said sign at the expiration or earlier termination of the Term, at its sole cost and expense, and shall repair any damage caused by such removal, including any discoloration of the Building, in connection therewith, also at Tenant's sole cost and expense (reasonable wear and tear excepted).

Provided Tenant complies with the provisions of this Exhibit C and all City of Santa Ana ordinances, Tenants may install sign using its corporate color.

Type of Sign
------------

1. Major Identification - If allowed, sign shall consist of three dimensional aluminum letters, no more than 18 inches high. Business name and/or registered trademark only. Per the City requirement, no sign may be installed above "eyebrow" level or above second floor.


Approved Colors:           Sailor Blue               PMS 300C
                           Cove Gray                 PMS 430C
                           Umber Brown (Bronze)      PMS 462C
Prior to fabrication and installation of tenant signs, in-scale drawings must be provided to PS Business Parks, L.P. and the City of Santa Ana for approval and required permits. Tenants are responsible for drawing, permit, manufacturing and installation costs of their signs.


Any deviations to this criterion must be approved by ORANGE COUNTY BUSINESS CENTER LLC, PS Business Parks, L.P. and appropriate governmental agencies. If you have any questions regarding sign criteria, please contact the property management office.


ORANGE COUNTY BUSINESS CENTER LLC
PS Business Parks, L.P.
1231 E.  Dyer Road, Suite 250
Santa Ana, CA 92705
Phone (714) 850-1411    FAX: (714) 850-9042

                            27 - FULL SERVICE LEASE

                                    EXHIBIT D

                              RULES AND REGULATIONS
                              ---------------------

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building of the Project without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Landlord shall have the right to remove, at Tenant's expense and upon ten (10) days' notice to Tenant, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.
2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, stairways, elevators or escalators (if any) of the Project. The halls, passages, exists, entrances, shopping malls, elevators, escalators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. Except as provided in the Lease, no tenant and no employee or invitee of any tenant shall go upon the roof(s) of the Project.

4. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names there from.

5. All cleaning and janitorial services for the Project and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Project for the purpose of cleaning the same.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may charge actual out-of-pocket expenses for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter existing locks or install any new additional locks or bolts on any door of the Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of any loss of any keys so furnished shall pay Landlord therefore.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with Landlord's instructions in their installation.

8. Freight elevator(s), if any, shall be available for use by all tenants in the Building, subject to such reasonable scheduling as landlord, in its discretion, shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items shall, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.




9. Tenant shall not place a load upon any floor the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintain or moving such equipment or other property shall be repairs at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantifies necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offense or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

                            28 - FULL SERVICE LEASE

14. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant shall be responsible for all persons for whom it request passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damage for a____ror with regard to the admission to or exclusion from the Building of any person, unless caused by Landlord's gross negligence or willful misconduct. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the exterior doors of its Premises and entirely shut off all water faucets when its employees leave the Premises.

16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

17. Tenant shall not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in this Lease.

18. Except as provided in the Lease, Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof(s) or exterior walls of the Building or Project. Except as provided in the Lease, Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises, in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

20. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.

21. Canvassing, soliciting and distribution of handbills or any other written material and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

22. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

23. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for loading or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except the use by Tenant equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

25. Tenant shall not use in any space or in the public halls of the Project any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.




26. Without the written consent to Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, Tenant shall not use the name of the Building or Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Project, Landlord may do so subject to non-discriminatory additional Rules and Regulations.

30. Tenant's requirements will be attended to at the request of Tenant's designated individual, which shall be designated by Tenant from time to time. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations against any or all of the tenants of the Project.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms covenants, agreements and conditions of the Lease.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time to be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein and agrees to promptly deliver a copy of any revisions to the Rules and Regulations to Tenant. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                            29 - FULL SERVICE LEASE

                          PARKING RULES AND REGULATIONS
                          -----------------------------

         The following rules and regulations shall govern the use of the parking facilities which are appurtenant to the Project.

1. All claimed damage or loss must be reported, itemized in writing and delivered to the Management Office located within the Project within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water, fire, or defective brakes, or parts, or for the act or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord Is not responsible for loss of use.

2. Tenant shall not park or permit its employees to park in any parking areas designated by Landlord as areas for parking by visitors to the Project. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four wheeled trucks.

3. Parking stickers or any other device or form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

4. No overnight or extended term storage of vehicles shall be permitted, unless otherwise provided for in the Lease.

5. Vehicles must be parked entirely within painted stall lines of a single parking stall.

6.       All directional signs and arrows must be observed.

7. The speed limit within all parking areas shall be five (5) miles per hour.

8.       Parking is prohibited.

         (a) in areas no striped for parking;

         (b) in aisles;

         (c) where "no parking" signs are posted;

         (d) on ramps;

         (e) in cross-hatched areas; and

         (f) in such other areas as may be designated by Landlord or Landlord's parking operator.

9. Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

10. Loss or theft of parking identification devices must be reported to the Management Office immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device at the time. Landlord has the right to exclude any car from the parking facilities that does not have an identification device.

11. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

12. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

13. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations.

14. Tenants continued right to use any parking spaces in the parking facilities Is conditioned upon Tenant abiding by these rules and regulations and those contained in this Lease. Further, if this Lease terminates for any reason whatsoever, Tenant's right to use the parking facilities shall terminate concurrently therewith.




15. Tenant agrees to sign a parking agreement with Landlord or Landlord's parking operator within five (5) days of request, which agreement shall provide the manner of payment of monthly parking fees and otherwise be consistent with this Lease and these rules and regulations.

16. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

17. Landlord reserves the right to establish and change parking fees and to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities, and Landlord agrees to deliver such rules and regulations to Tenant. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal, at such car owner's expense.

                            30 - FULL SERVICE LEASE

                                    EXHIBIT E

                               LOCATION OF SIGNAGE

                          [LOCATION OF SIGNAGE DIAGRAM]


                            31 - FULL SERVICE LEASE

                                    EXHIBIT F

                LANDLORD'S OPTION TO CONVERT - COMMON AREA LOBBY

                           [COMMON AREA LOBBY DIAGRAM]

                            32 - FULL SERVICE LEASE